UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant       X
Filed by a Party other than the Registrant  ______

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Altair Nanotechnologies Inc.
______________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTAIR NANOTECHNOLOGIES INC.
204 Edison Way
Reno, Nevada 89502
U.S.A.

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

April [  ], 2011

Dear Shareholder:

You are cordially invited to attend the annual and special meeting of shareholders of Altair Nanotechnologies Inc. (the “Corporation”) to be held at the Peppermill Hotel Spa Casino, 2707 S. Virginia Street, Reno, NV  89502, on June 23, 2011, at 10:00 o'clock in the morning, Pacific Time.

The purposes of the meeting are to (I) vote on a special resolution authorizing the Board of Directors of the Corporation to increase the number of common shares authorized under Altair Nanotechnologies Inc. 2005 Stock Plan, (II) ) approve certain changes to our Articles of Continuance, (III) approve certain changes to our By-laws, (IV) elect nine directors if the Common Share Issuance is completed prior to the Meeting or, in the alternative, to elect seven directors if the Common Share Issuance is not completed prior to the Meeting, (V) appoint Perry-Smith LLP as our independent public accounting firm and authorize the Audit Committee of the Board of Directors to fix the auditors’ remuneration, and (VI) receive our 2010 Annual Report.

We urge you to read the proxy materials in their entirety and to consider them carefully, including the effect that adopting or failing to adopt the proposals will have on shareholders.

Our Board of Directors unanimously recommends that you vote FOR each of the proposals described in this management proxy circular.

It is important that your shares be represented at the annual and special meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the special meeting, we urge you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

Thank you for your cooperation and continued support.

Very truly yours,

Terry M. Copeland
President and Chief Executive Officer

ALTAIR NANOTECHNOLOGIES INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the Peppermill Hotel Spa Casino, 2707 S. Virginia Street, Reno, NV  89502 , Thursday, the 23rd day of June 2011, at the hour of 10:00 o'clock in the morning (Pacific time) for the following purposes:

(1)	To consider and, if thought fit, to approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan;

(2)	To approve certain changes to our Articles of Continuance;

(3)	To approve certain changes to our By-laws;

(4)
To elect nine directors if the proposed acquisition by Canon Investment Holdings Limited (“Canon”) of 51% of the Corporation’s outstanding common shares on a fully diluted basis in a common share issuance (the “Common Share Issuance”) is completed prior to the Meeting or, in the alternative, to elect seven directors if the Common Share Issuance is not completed prior to the Meeting;

(5)	To authorize the appointment of Perry-Smith LLP as our independent public accountants and to authorize the Audit Committee of the Board of Directors to fix their remuneration;

(6)	To receive our 2010 Annual Report and the audited financial statements of the Corporation for the twelve months ended December 31, 2010, together with the report of the auditors thereon; and

(7)	To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

This notice is accompanied by a form of proxy, a management proxy circular, and the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2010.

Proxies to be used at the Meeting must be deposited at the office of the transfer agent not later than 48 hours (excluding Saturdays and holidays) before the time of holding the meeting.

Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

DATED at Toronto, Ontario as of the __th day of April, 2011.

BY: ORDER OF THE BOARD

(Sgd.) Terry M. Copeland
President and Chief Executive Officer

ALTAIR NANOTECHNOLOGIES INC.
204 Edison Way
Reno, Nevada 89502
U.S.A.

MANAGEMENT PROXY CIRCULAR

(All dollar amounts expressed herein are U.S. dollars)

This Management Proxy Circular is dated April [   ], 2011 and
is first being mailed to shareholders on or about May [  ], 2011

INTRODUCTION

This introduction highlights selected information appearing elsewhere in this Management Proxy Circular (this “Circular”) and does not contain all the information that you should consider in making a decision with respect to the proposals described in this Circular. You should read this introduction together with the more detailed information in this Circular and any documents delivered with this Circular. Unless otherwise provided in this Circular, references to the “Corporation,” “we,” “us,” and “our” refer to Altair Nanotechnologies Inc. and all of its consolidated subsidiaries.

The Corporation recently implemented a consolidation (or reverse split) of its common shares, in which every four outstanding common shares were consolidated into one common share, as of 11:59 p.m. on November 15, 2010 (the “Consolidation”), subject to rounding up of fractional shares.  Share and per-share numbers throughout this Circular have been adjusted to give effect to the Consolidation.

As described in the Corporation’s Management Proxy Circular filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 20, 2010, the Corporation entered into a Share Subscription Agreement dated as of September 20, 2010 by and between Canon and the Corporation (the “Share Subscription Agreement”), relating to the proposed acquisition by Canon Investment Holdings Limited (“Canon”) of 51% of the Corporation’s outstanding common shares on a fully diluted basis in a common share issuance (the “Common Share Issuance”).  We subsequently amended the Share Subscription Agreement by entering into the First Amendment to Subscription Agreement (the “SSA Amendment”) dated February 16, 2011.

A special meeting of the Corporation’s shareholders was held on December 27, 2010 to, among other things, consider and approve the Common Share Issuance, as more fully described in the Corporation’s definitive proxy statement filed with the SEC on November 15, 2010.  The Corporation’s shareholders approved the Common Share Issuance at the special meeting, and the closing of the Common Share Issuance is expected to occur if and when all conditions precedent to closing are waived or satisfied.   Under the Share Subscription Agreement, the Corporation has agreed to take actions such that at the closing of the Common Share Issuance, the Corporation’s Board shall consist of nine directors, five of whom are designated by Canon, three of whom are independent directors, and one of whom is an executive of the Corporation.

Set forth below in a question and answer format is general information regarding the Annual and Special Meeting of Shareholders to be held on June 23, 2011 to which this Circular relates (the “Meeting”). This general information regarding the Meeting is followed by a more detailed summary of the process relating to, reasons for and effects of the proposed consolidation described in this Circular.

Questions and Answers about the Meeting and Proposals

Q.	Where and when will the Meeting be held?

A.   The Meeting will be held at the Peppermill Hotel Spa Casino, 2707 S. Virginia Street, Reno, NV  89502, Thursday, the 23rd day of June 2011, at the hour of 10:00 o'clock in the morning (Pacific time).

Q.	What are the purposes of the Meeting?

A.	The purposes of the Meeting are:

•	To approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan;
•	To approve certain changes to our Articles of Continuance;
•	To approve certain changes to our By-laws;
•
To elect nine directors if the Common Share Issuance is completed prior to the Meeting or, in the alternative, to elect seven directors if the Common Share Issuance is not completed prior to the Meeting;

•	To appoint Perry-Smith LLP as our independent public accountants and authorize the Audit Committee of the Board of Directors to fix the auditors’ remuneration;
•	To receive our 2010 Annual Report; and
•	To transact such other business as is proper at the Meeting.

Q.	Will any other matters be voted on?

A.           The Board does not intend to present any other matters at the Meeting. The Board does not know of any other matters that will be brought before our shareholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to Terry M. Copeland and, failing him, John Fallini, or your indicated nominee as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.           Who is soliciting my vote?

A.           Our Board of Directors is soliciting your proxy to vote at the Meeting.  Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this Circular and all information included with this Circular.

Q.           Who is entitled to vote?

A.           The record date for the determination of shareholders entitled to receive notice of the Meeting is May 4, 2011. In accordance with the provisions of the Canada Business Corporations Act (the “CBCA”), we will prepare a list of the holders of our common shares as of the record date.

Q.           What are the voting recommendations of the Board of Directors?

A.           The Board of Directors recommends the following votes:

•	FOR proposal No. 1, to approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan;

•	FOR proposal No. 2, to approve certain changes to our Articles of Continuance;

•	FOR proposal No. 3, to approve certain changes to our By-laws;

•	FOR proposal No. 4, the election of the applicable slate of nominated directors, depending on whether or not the Common Share Issuance is completed at the time of the Meeting; and

•	FOR proposal No. 5, the appointment of Perry-Smith LLP as our auditors for 2011 and the authorization of our Audit Committee of the Board of Directors to fix the auditors’ remuneration.

Q.           What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A.           Many shareholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record, and these Circular materials are being sent directly to you by us. You may vote the shares registered directly in your name by completing and mailing the proxy card or by written ballot at the Meeting.

Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these Circular materials are being forwarded to you by your bank or broker, which is considered the shareholder of record of these shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you bring with you a legal proxy from the shareholder of record. Your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.

Q.           How do I vote?

A.           If you are a shareholder of record, there are two ways to vote:

• By completing and mailing your proxy card; or

• By written ballot at the Meeting.

Shareholders who are not shareholders of record and who wish to deliver proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, shareholders who are not shareholders of record will either: (i) be provided with a proxy executed by the intermediary, as the shareholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the shareholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owner.

Q.           Can I change my vote or revoke my proxy?

A.           A shareholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing, including another proxy bearing a later date, executed by the shareholder or by the shareholder’s attorney authorized in writing either (i) at the Corporation’s principal office located at 204 Edison Way, Reno, Nevada, 89502 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof; or (ii) with the chairman of such Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law.

Q.           How are proxies being solicited and who pays for the solicitation of proxies?

A.           Proxies will be solicited by mail and also may be solicited personally, by email, by facsimile or by telephone.  Proxies will be solicited by officers and employees of the Corporation without additional compensation.  In addition, we have retained D. F. King & Co., Inc. (the “Soliciting Agent”) to assist with the solicitation of proxies.

The cost of solicitation by management will be borne directly by the Corporation.  We have agreed to pay the Soliciting Agent an estimated fee of $5,000, plus reasonable out-of-pocket expenses.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common shares of the Corporation held of record by such persons, and we will reimburse them for their reasonable out-of-pocket expenses incurred by them in connection therewith.

Q.           What is the quorum requirement of the Meeting?

A.           One-third of the outstanding common shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting.

Q.           What vote is required to approve each proposal?

A.           Proposal No. 1, to approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan, requires the affirmative vote, in person or by proxy, of at least a majority of the votes cast at the Meeting.

Proposal No. 2, to approve certain changes to our Articles of Continuance, requires the affirmative vote, in person or by proxy, of  not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution.

Proposal No. 3, to approve certain changes to our By-laws, requires the affirmative vote, in person or by proxy, of not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution.

Proposal No. 4, election of directors – If the Common Share Issuance is completed prior to the Meeting, the nine nominees with the highest number of votes will be elected.  If the Common Share Issuance is not completed prior to the Meeting, the seven nominees with the highest number of votes will be elected.

Proposal No. 5, appointment of auditors – the appointment of the auditors and the authorization of the Audit Committee of the Board of Directors to fix the auditors’ remuneration requires a majority of the votes cast by the shareholders who voted in respect of the resolution.

Q.           What are broker non-votes?

A.           Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes will not affect the outcome of any of the proposals, assuming that a quorum is obtained.

Q.           Will my shares be voted if I do not provide my proxy?

A.           Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters if they do not receive instructions from their customers.

The ratification of the independent registered accounting firm is considered a routine matter for which brokerage firms may vote unvoted shares. The election of directors and the two other proposals are not considered routine matters under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” It should be noted that securities rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, given this recent change, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q.           Who can attend the Meeting?

A.           All registered shareholders, their duly appointed representatives, our directors and our auditors are entitled to attend the Meeting.

Q.           I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, Circular, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.           If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.  If you are a shareholder of record contact John Fallini, Chief Financial Officer, by phone at (775) 858-3750 or by mail to P.O. Box 10630, Reno, Nevada, U.S.A. 89510-0630.

Q.           Multiple shareholders live in my household, and together we received only one copy of this Circular and annual report. How can I obtain my own separate copy of those documents for the Meeting?

A.           You may pick up copies in person at the Meeting or download them from our Internet web site, www.altairannualmeeting.com.  If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a shareholder of record, we will mail them promptly if you request them from John Fallini, Chief Financial Officer by phone at (775) 858-3750 or by mail to P.O. Box 10630, Reno, Nevada, U.S.A. 89510-0630. We cannot guarantee you will receive mailed copies before the Meeting.

Q.           Where can I find the voting results of the Meeting?

A.           We are required to file the voting results on the System for Electronic Document Analysis and Retrieval (SEDAR) promptly following the Meeting, and thereafter they can be found on the SEDAR website at www.sedar.com.  We are also required to file the voting results on a Current Report on Form 8-K with the U.S. SEC promptly following the Meeting, and thereafter they can be found on our website at www.altairnano.com (select the link to SEC Filings on the Investor Relations page).

Q.           Who can help answer my questions?

A.           If you have questions about the Meeting or if you need additional copies of the Circular or the enclosed proxy card you should contact:

John Fallini, Chief Financial Officer
P.O. Box 10630
Reno, Nevada  89510-0630 U.S.A.
(775) 858-3750

THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on June 23, 2011.  The Corporation’s Circular and Annual Report to Shareholders for the fiscal year ended December 31, 2010 are available on the Internet at http:// www.altairannualmeeting.com.

Solicitation of Proxies

THIS CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING.  This Circular, the Notice of Meeting and the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2010 are first being mailed to the shareholders of the Corporation on or about May [  ], 2011. Solicitation will be by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers and employees of the Corporation without additional compensation.

The cost of solicitation by management will be borne directly by the Corporation.  We have retained D. F. King & Co. Inc., our Soliciting Agent, to assist with the solicitation of proxies for an estimated fee of $5,000 plus reasonable out-of-pocket expenses.  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common shares of the Corporation held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are officers and/or directors of the Corporation.  A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person’s name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or by delivering the completed proxy to the chairman of the Board of Directors on the day of the Meeting or adjournment thereof.

A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the Corporation’s principal office located at 204 Edison Way, Reno, Nevada, 89502, U.S.A. at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies

THE COMMON SHARES REPRESENTED BY A DULY COMPLETED PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, SUCH COMMON SHARES WILL BE VOTED ACCORDINGLY.  UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER THE ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN, (II) APPROVE CERTAIN CHANGES TO OUR ARTICLES OF CONTINUANCE, (III) APPROVE CERTAIN CHANGES TO OUR BY-LAWS, (IV) TO ELECT MANAGEMENT’S NINE NOMINEES FOR DIRECTOR IF THE COMMON SHARE ISSUANCE IS COMPLETED PRIOR TO THE MEETING OR, IN THE ALTERNATIVE, TO ELECT MANAGEMENT’S  SEVEN NOMINEES FOR DIRECTOR IF THE COMMON SHARE ISSUANCE IS NOT COMPLETED PRIOR TO THE MEETING, AND (V) TO APPOINT PERRY-SMITH LLP AS THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting.  At the time of printing this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities and Principal Holders of Voting Securities

The authorized capital of the Corporation consists of an unlimited number of common shares.  As of March 28, 2011, the Corporation had 27,015,680 common shares issued and outstanding.

The Corporation shall make a list of all persons who are registered holders of common shares as of the close of business on May 4, 2011 (the “Record Date”) and the number of common shares registered in the name of each such person on that date.  Each shareholder is entitled to one vote for each common share registered in his name as it appears on the list.

One-third of the outstanding common shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting.  Abstentions will be counted as “represented” for purposes of determining the presence or absence of a quorum.  Complete broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on any of the matters to be considered at the Meeting, will not be counted as “represented” for the purpose of determining the presence or absence of a quorum.

To the knowledge of the directors and executive officers of the Corporation, as of March 28, 2011, only one holder, Al Yousuf, LLC, directly or indirectly, exercises control or direction of over more than 10% of the common shares outstanding.  According to a Form 4 filed by Al Yousuf, LLC on July 16, 2010, the affiliate group beneficially owns 5,098,966 common shares (adjusted for the Consolidation) representing 18.9 % of the outstanding common shares as of March 28, 2011 if the Common Share Issuance is not complete at such time, and representing 7.53% of the outstanding common shares as of May 4, 2011 if the Common Share Issuance is complete at such time assuming no additional share issuance prior to such time.

If the Common Share Issuance is completed as of May 4, 2011, Canon Investment Holdings Limited will exercise control or direction of more than 10% of the common shares outstanding, beneficially owning 37,125,983 common shares, representing 54.8% of the outstanding common shares as of such time.

Under the CBCA,

•
approval of the increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan requires the affirmative vote, in person or by proxy, of at least a majority of the votes cast at the Meeting;

•
approval of certain changes to our Articles of Continuance and By-laws requires the affirmative vote, in person or by proxy, of not less than two-thirds of the votes cast by the shareholders who vote in respect of the resolution;

•
election of directors — if the Common Share Issuance is completed prior to this Annual Meeting, the nine nominees with the highest number of votes will be elected.  If the Common Share Issuance is not completed prior to this Annual Meeting, the seven nominees with the highest number of votes will be elected; and

•
the appointment of the auditors and the authorization of the Audit Committee of the Board of Directors to fix the auditors’ remuneration requires a majority of the votes cast by the shareholders who voted in respect of the resolution.

Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information

The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian Dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York.  The following table sets forth, for each of the years indicated, the period-end exchange rate, the average rate (i.e., the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

For the Year Ended December 31,
	2010	2009	2008	2007	2006
(Each U.S. Dollar Purchases the Following Number of Canadian dollars)
High	1.0766	1.2940	1.3013	1.1852	1.1726
Low	0.9966	1.0281	0.9709	0.9168	1.0989
Average	1.0300	1.1410	1.0667	1.0734	1.1340
Year End	0.9980	1.0532	1.2228	0.9881	1.1652

PROPOSALS TO BE ACTED UPON

PROPOSAL NO. 1.  APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES UNDER ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN

In 2005, the Board and the shareholders of the Company approved the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan (the “2005 Plan”), pursuant to which the Board and any authorized subcommittee thereof (the Board and any authorized committees, collectively referred to as the “Committee”) are authorized to grant options and other incentive awards with respect to an aggregate of 750,000 Common Shares (adjusted for the Consolidation) and to otherwise administer the Plan.  In 2007 the Board and shareholders of the Corporation approved an additional 1,500,000 shares to an aggregate of 2,250,000 Common Shares (adjusted for the Consolidation).  If the Common Share Issuance closes, the Board believes that it is in the best interests of the Company to increase the number of authorized shares available under the 2005 Plan for the grant of options and other equity-based incentive awards by 5,000,000 shares to an aggregate of 7,250,000 common shares.  If the Common Share Issuance does not close, the Board believes that it is in the best interests of the Company to increase the number of authorized shares available under the 2005 Plan for the grant of options and other equity-based incentive awards by 2,500,000 shares to an aggregate of 4,750,000 common shares. Under rules governing the Corporation’s listing on the NASDAQ Capital Market, the Corporation is required to seek shareholder approval for an increase in the number of authorized shares available under the 2005 Plan.

The Board believes that the availability of stock options and other equity-based incentives is an important factor in the Corporation's ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation.  The Corporation has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Corporation.

Description of the 2005 Stock Incentive Plan

The following summary of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is available from the Corporation upon request.

Shares Reserved for Issuance Under the 2005 Plan.  The Corporation currently has reserved a total of 2,250,000 Common Shares for issuance under the 2005 Plan.  If the Common Share Issuance closes, the Board is seeking shareholder approval to increase the number of shares available under the 2005 Plan to 7,250,000 Common Shares.  If the Common Share Issuance does not close, the Board is currently seeking shareholder approval to increase the number of shares available under the 2005 Plan to 4,750,000 Common Shares. There are no other amendments to the 2005 Plan contemplated by this proposal. The number and kind of shares available for grants under the 2005 Plan will be adjusted proportionately by the Board if the number of outstanding Common Shares is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification.  As of March 28, 2011, the closing sale price of the Common Shares, as reported by the NASDAQ Capital Market, was $2.23 per share.

Types of Awards. The 2005 Plan authorizes the Committee to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock and performance-based awards.

Eligibility. Grants under the 2005 Plan may, at the discretion of the Committee, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Corporation or any parent or subsidiary of the Corporation.    The Corporation currently has seven directors, ninety eight employees and officers, and an indeterminable number of consultants and advisers who are eligible to receive grants under the 2005 Plan.

Administration.  The Compensation, Nominating and Governance Committee currently acts as the “Committee” with respect to administration of the 2005 Plan; however, the Board retains overlapping authority.  Subject to the terms of the 2005 Plan, the Committee may from time to time adopt and amend rules and regulations relating to the administration of the 2005 Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the 2005 Plan.  Not withstanding the broad delegation of authority to the Committee, only the Board may amend or terminate the 2005 Plan.

Amendment and Termination of the 2005 Plan.  The Board may amend the 2005 Plan at any time in any respect, subject to any legal or regulatory restriction. Except for changes in outstanding options in connection with changes in capital structure and Significant Transactions (as defined blow), no change in an option already granted may be made without the consent of the holder of the option.  The 2005 Plan will terminate when all shares reserved for issuance under the 2005 Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board.

Description of Stock Options

Options Terms.  With respect to each option grant, the Committee determines the number of shares subject to the option, the exercise price, the term of the option and the time or times at which the option may be exercised.  At the time of the grant of an option or at any time thereafter, the Committee may provide that an optionee who exercised an option to purchase Common Shares shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

Exercise of Options.  Except as described under “Termination of Employment, Disability or Death” below or as determined by the Committee, an option may not be exercised unless, when exercised, the optionee is an employee of, or is providing service to, the Corporation or any subsidiary of the Corporation and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Corporation, parent or subsidiary or on account of illness or disability is not deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Committee, vesting of options continues during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options is suspended during any other unpaid leave of absence.

When exercising an option, the optionee must pay the full purchase price in cash or check unless the Committee determines otherwise.  Subject to the approval of the Committee, which may be withheld for any or no reason, an optionee may pay for all or some of the shares with Common Shares of the Corporation valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash or other forms of consideration.  The 2005 Plan permits the Committee to accept promissory notes as consideration for stock options; however promissory notes are not issuable as consideration for the issuance of Common Shares under the CBCA.

Termination of Employment, Disability or Death. Unless otherwise determined by the Committee at any time, if an optionee ceases to be employed by or to provide service to the Corporation, any parent or subsidiary of the Corporation for any reason other than death or total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 30 days following the termination date, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination lapses. The Board passed a resolution in 2008 that allows the Company, on a case by case basis, to extend the 30-day exercise period to take into account any closed window trading period if the individual’s position was eliminated by the Company and they are leaving through no fault of their own.

Unless otherwise determined by the Committee, if the optionee’s employment or service terminates because of total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 12 months after the date of termination, but only to the extent the option was exercisable on the date of termination.

Unless otherwise determined by the Committee, if an optionee dies while in the employment of or providing services to the Corporation or any parent or subsidiary of the Corporation, the option then held may be exercised by the optionee’s legal heirs at any time prior to the earlier of its expiration date or 12 months after the date of death, but only if and to the extent the option was exercisable as of the date of death.

Non-Transferability of Options.  Unless otherwise determined by the Committee at any time, each stock option granted under the 2005 Plan by its terms is nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

Merger, Reorganization, Dissolution, Stock Split or Similar Event.  In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Corporation is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% or more of the Common Shares outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Corporation prior to the first such transfer (each, a “Significant Transaction”), the Committee shall, in its sole discretion and to the extent possible under the structure of the Significant Transaction, select one of the following alternatives for treating outstanding options under the 2005 Plan:

•	Outstanding options shall remain in effect in accordance with their terms;

•
Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Corporation, that are the surviving or acquiring corporations in the Significant Transaction (with the amount, type of securities subject thereto and exercise price of the converted options being determined by the Committee taking into account the relative values of the companies involved in the Significant Transaction)

•
The Committee shall provide a period at least 10 days before the completion of the Significant Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. (The Committee may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.)

In the event of the dissolution of the Corporation, options will be treated as provided in the immediately preceding paragraph.

Stock Bonuses and Restricted Stock

The Committee may award Common Shares under the 2005 Plan as stock bonuses or as restricted stock.  Shares awarded as a bonus or as restricted stock are subject to the terms, conditions and restrictions determined by the Committee, including restrictions concerning transferability and forfeiture of the shares awarded.  The Committee may require the recipient to sign an agreement as a condition of the award, which agreement shall contain any terms, conditions, restrictions, representations and warranties required by the Committee.  The certificates representing the shares shall bear any legends required by the Board.

Performance-based Awards

Under the 2005 Plan, the Committee may grant performance-based awards.  These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations there under.  Performance-based awards shall be denominated at the time of grant either in Common Shares or in dollar amounts.   Performance-based awards may be granted in whole or in part if the Corporation achieves written objective goals established by the Committee over a designated period of time.  Payment of an award earned may be in cash or stock or both as determined by the Committee.  In addition to the requirement that participants satisfy certain performance goals, the Committee may impose additional restrictions to payment under a performance-based award.

No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 125,000 Common Shares or cash-based performance awards under which the aggregate amount payable exceeds $1,000,000.

The Stock Option Exchange Program

On December 27, 2010 the shareholders approved a one-time fair value employee Stock Option Exchange Program (the “Stock Option Exchange Program”). In brief, under the Stock Option Exchange Program, Altair’s employees and officers would be given the opportunity to exchange stock options for a lesser number of new stock options that have approximately the same fair value as the options surrendered.

The Stock Option Exchange Program includes the following features:

Exclusion of Our Directors. The Stock Option Exchange Program will be available to all employees holding Eligible Stock Options (as defined below), excluding non-employee directors.

Eligible Stock Options. The Stock Option Exchange Program will be offered only with respect to stock options with a purchase (exercise) price above the highest daily adjusted closing price of our common shares over the 52 weeks (52-week high) preceding the beginning of the exchange offer period (“Eligible Stock Options”).  This approach seeks to remove stock options that had intrinsic value in the recent past from being eligible for the Stock Option Exchange Program, as they would be considered likely to have intrinsic value in the near future.

Offer an Approximate Value-for-Value Exchange. The value of an employee’s new stock option grant received as part of the Stock Option Exchange Program is not expected to exceed the value of such employee’s surrendered stock options. The exercise price of the new stock options will be the closing price of our common shares on the grant date of the new stock options, which will be at the close of the Stock Option Exchange Program. The exchange ratios of shares associated with surrendered Eligible Stock Options into new stock options will be established shortly before the start of the Stock Option Exchange Program.

Establishment of a New Vesting Period with a Term of Ten Years. New stock option awards will receive a renewed vesting period that will vest 50% on each of the first and second anniversary of the grant date.

Timing of Implementation of the Stock Option Exchange Program. We expect that the Stock Option Exchange Program will begin following the closing of the Common Share Issuance or termination of the Share Subscription Agreement with Canon Investment Holdings. The actual implementation date and whether we actually implement this program will be determined by our Board following the closing of the Common Share Issuance or earlier termination of the Share Subscription Agreement. If the Stock Option Exchange Program does not commence within 180 days of the date of the December 27, 2010 meeting where our shareholders approved the Stock Option Exchange Program, Altair will not conduct the Stock Option Exchange Program without again seeking shareholder approval. Our Board reserves the right to amend, postpone, or under certain circumstances cancel the Stock Option Exchange Program once it has commenced.

All surrendered options would be cancelled at the time of the proposed exchange. All of the shares underlying Eligible Stock Options that are surrendered under the Stock Option Exchange Program would be returned to the Stock Incentive Plans and would be eligible for future awards under the Stock Incentive Plans. Eligible Stock Options that are not surrendered will not be affected and will remain exercisable according to their original terms.

United States Federal Income Tax Consequences

The following is a general discussion of certain United States federal income tax consequences to citizens and resident aliens of the United States of stock options granted under the 2005 Plan. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction and does not include any tax consequences associated with any awards other than stock options. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions there under as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal tax consequences that may be relevant to a particular option grantee under the 2005 Plan, and is not intended as tax advice. Each grantee should consult his or her individual tax adviser.

Options

Incentive Options. No income is recognized for regular United States federal income tax purposes by the grantee of an incentive stock option upon the grant or timely exercise of the incentive stock option.  Exercise of an incentive stock option may, however, give rise to taxable ordinary income to the optionee if the optionee subsequently engages in a "disqualifying disposition," as described below.  Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price normally is an adjustment to alternative minimum taxable income and may result in the optionee having to pay federal alternative minimum tax for the year of exercise.

A sale, exchange or disposition by an optionee of Common Shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee.  If such a sale, exchange or disposition (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of exercise of the incentive stock option, such sale or exchange will generally constitute a "disqualifying disposition" of the Common Shares.

A disqualifying disposition of a Common Share will have the following results: any excess of (i) the lesser of (a) the fair market value of the Common Share at the time of exercise of the incentive stock option or (b) the amount realized on a disqualifying disposition of the Common Share through sale; less (ii) the exercise price paid to acquire the Common Share, will be ordinary income to the optionee, subject to applicable tax reporting requirements.  Any further gain generally will qualify as capital gain, and will be long-term capital gain if the holding period for such Common Share is more than one year from the date of exercise.

The Company and its subsidiaries are not entitled to any deduction for United States federal income tax purposes as a result of the grant or exercise of incentive stock options, but subject to certain reporting requirements may be entitled to a deduction upon a disqualifying disposition of incentive stock option Common Shares equal to the ordinary income recognized by the holder on such disqualifying disposition

Non-Incentive Options. Provided that the exercise price is not less than the fair market value of the underlying stock on the date of grant, no income is recognized by the grantee of a non-incentive stock option until the non-incentive option is exercised. When the non-incentive stock option is exercised, the optionee recognizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the fair market value of the shares subject to the non-incentive stock option at the time of exercise exceeds the exercise price paid for those shares. With respect to non-incentive options exercised by certain executive officers, the Corporation’s deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold income and employment taxes on all amounts treated as ordinary income to optionees who are employees of the Corporation or an affiliate of the corporation. Upon the sale of shares acquired by exercise of a non-incentive stock option, the optionee generally will recognize capital gain or loss measured by the difference between the sale proceeds and the fair market value of the shares on the date of exercise. That gain or loss will be long-term if shares have been held for more than one year from the date of exercise.

Stock Option Exchange.  As to option holders, the exchange of stock options pursuant to the Stock Option Exchange Program will likely be treated as a non-taxable exchange for United States federal income tax purposes assuming the new stock options will have an exercise price per share equal to at least 100% of the fair market value of Altair’s common shares on the replacement option grant date.  Likewise, Altair and its subsidiaries should not recognize any income for U.S. federal income tax purposes upon the grant of the new stock options. All new stock options granted under the Stock Option Exchange Program will be non-incentive stock options for U.S. federal income tax purposes. Tax effects may vary in other countries; a more detailed summary of tax considerations will be provided to all participants in the Stock Option Exchange Program documents.

Canadian Income Taxation

If an optionee is a resident of the United States and not a resident of Canada, and if the optionee has not been employed in Canada, (i) neither the receipt nor the exercise of a stock option will give rise to federal Canadian income tax liability and (ii) the sale of the underlying Common Shares generally will not be subject to federal Canadian income tax unless (a) at anytime in the five year period preceding the sale (if more than 50% of the fair market value of the Common Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties, timber resource properties and option in respect of, or interest in such properties, and (iii) the optionee and persons who do not deal at arm’s length with the optionee owned 25% or more of the outstanding Common Shares, or (a) if the Common Shares are used, or held in, or described in the inventory of, a business carried on in Canada.

Restrictions on Transferability of Shares

The Corporation is not obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the 2005 Plan unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which Common Shares are traded.  The Corporation may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the 2005 Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Corporation, in its sole discretion, deems necessary or desirable.

New Plan Benefits

As of March 28, 2011, a total of 1,463,140 stock options and other awards (adjusted for the Consolidation) have been granted under the 2005 Plan.  The Corporation is unable to determine the amount of awards that may be granted in the future to its officers, directors, or affiliates, inasmuch as grants of awards are subject to the discretion of the Board.

Required Vote

Proposal 1 requires approval by the holders of at least a majority of the votes cast at the Meeting.  Abstentions and broker non-votes are not counted and have no effect on the results of the vote for Proposal 1.

If the Common Share Issuance closes, the Board recommends a vote FOR approval of an increase of 5,000,000 in the number of authorized shares available under the 2005 Plan to an aggregate of 7,250,000 Common Shares.  If the Common Share Issuance does not close, the Board recommends a vote FOR approval of an increase of 2,500,000 in the number of authorized shares available under the 2005 Plan to an aggregate of 4,750,000 Common Shares.

PROPOSAL NO. 2.  APPROVAL OF CERTAIN CHANGES TO OUR ARTICLES OF CONTINUANCE

Our current Articles of Continuance set the size of our Board at a minimum of three and a maximum of nine directors.  We are proposing changes to our Articles of Continuance that will increase the maximum size of our Board of Directors to eleven.

The CBCA and our Articles of Continuance provide that our Board of Directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, provided that the total number of directors so appointed may not exceed one third of the numbers of directors elected at the previous annual meeting of shareholders.  If the shareholders approve this Proposal No. 2, our Board will have the ability to appoint additional directors between annual shareholders meetings, up to a maximum of eleven, provided that the number of newly-appointed directors does not exceed the restriction previously mentioned.

The Board believes that a new maximum of eleven members of the Board will provide the flexibility to expand the Board in order to obtain a broader array of skills and backgrounds on the Board.  The Board also believes that it is prudent, at this time, to have the ability to expand the size of the Board in light of the possible completion of the Common Share Issuance and Canon’s ability to nominate a majority of our directors as set forth in the agreements with Canon relating to Common Share Issuance.

We are therefore asking our shareholders to approve the following amendment to Article 5 of our Articles of Continuance:

“Number (or minimum and maximum number) of directors: Minimum of three directors and maximum of eleven directors”

Required Vote

The affirmative vote of two-thirds of the votes cast on this proposal shall constitute approval of the amendment to our Articles of Continuance. Abstentions and broker non-votes will not have the effect of being considered as votes cast against the Articles of Continuance.

The Board of Directors recommends a vote FOR the amendment to our Articles of Continuance.

PROPOSAL NO. 3. APPROVAL OF CERTAIN CHANGES TO OUR BY-LAWS

The Board has adopted, and is submitting to the shareholders of the Corporation for approval, amended and restated By-Laws (attached hereto as Appendix A).  Our By-laws have been amended and restated to (i) require one signature instead of two signatures on all contracts, (ii) replace the language regarding indemnification and advancement of expenses previously found in paragraph 2 of the By-laws with expanded language previously found in paragraph 29 of the By-laws, and (iii) provide that the Corporation will advance litigation expenses in certain scenarios to former officers or directors of the Corporation.

Purpose and Summary of Proposed By-law Amendment

The purpose of the proposed By-law Amendment is to enable the Corporation to attract and retain qualified directors and officers by requiring the Corporation to provide payment for litigation costs and expenses to such individuals, including after such individuals have terminated their relationship with the Corporation, in certain situations.

The amendment to require one signature instead of two signatures on all contracts is keeping in line with current practice of the Corporation.  The Corporation’s current By-Laws allow the Corporation’s Board of Directors to vary from the current two-signature requirement in particular circumstances.  The Board has routinely followed the practice of varying from the two-signature requirement, as allowed by the current By-laws, and now deems it to be in the best interests of the Corporation to formalize a single-signature authorization in the By-laws.

The second change to the By-laws is to replace the indemnification provision previously found in paragraph 2 with the more recent indemnification provision found in paragraph 29 of the By-laws.  The paragraph 29 language was inserted into our By-Laws by amendment, as approved by our shareholders at our annual meeting in 2003.  Although the paragraph 29 language was intended to replace the prior paragraph 2 indemnification language, the prior indemnification language remained in subsequent versions of the Corporation’s By-laws.  We have now amended and restated our By-Laws to remove the old paragraph 2 indemnification language and to replace it with the language previously found in paragraph 29.

The final change to our By-laws is additional language in sub-section (c) of the By-law’s indemnification provision, which additional language clarifies that former officers and directors are eligible for advancement of litigation expenses in addition to current officers and directors.  As amended, the indemnification provision of our By-laws requires the Corporation to advance expenses to former officers and directors of the Corporation, in addition to current officers, directors, employees, or any other individual who acts or acted at the Corporation’s request on behalf of another entity as a director or officer (collectively, “Corporate Managers”), for costs, charges and expenses of any threatened or pending proceeding as they are incurred and before the final disposition of the proceeding if Corporation receives an unsecured conditional personal promissory note from such Corporate Manager obligating him or her to repay the advanced monies if a court renders a final, unappealable decision that he or she either (i) did not act honestly and in good faith with a view to the best interest of the Corporation or (ii) did not have reasonable grounds for believing that his or her conduct was lawful. Court approval is required in order for the Corporation to advance monies to a Corporate Manager in the case of a derivative action.  While the advancement of monies to a Corporate Manager in connection with threatened or pending litigation is merely permissive under Section 124 of the CBCA, the Corporation is required to do so under the terms of the By-law Amendment if the Corporate Manager delivers an unsecured conditional personal promissory note to the Corporation as discussed above.

Effect of Proposed By-law Amendment

If the amended and restated By-laws are approved at the Meeting, the Board believes that the Corporation will be better suited to attract and retain qualified directors and officers. However, there can be no assurance that the amended and restated By-laws will have the desired effect. Additionally, because the amended and restated By-laws require the Corporation to advance monies to Corporate Managers as discussed above, the amended and restated By-laws could materially increase the future liabilities of the Corporation.

Required Vote

The affirmative vote of two-thirds of the votes cast on this proposal shall constitute approval of the amended and restated By-laws. Abstentions and broker non-votes will not have the effect of being considered as votes cast against the amended and restated By-laws.

The Board of Directors recommends a vote FOR the amended and restated By-laws.

PROPOSAL NO. 4.  ELECTION OF DIRECTORS

Director Nominees if the Common Share Issuance is Complete

Our Articles of Continuance currently provide that our Board consists of a minimum of three and maximum of nine directors, to be elected annually, with the exact number to be determined by the Board subject to certain restrictions.  The number of directors is currently set at seven.  Each director will hold office until the next annual meeting or until his successor is duly elected, unless his office is earlier vacated in accordance with our bylaws.

Our Board currently consists of seven directors, each of whom was elected by our shareholders at our annual meeting held on May 24, 2010.  Under the Share Subscription Agreement with Canon, we have agreed to expand the size of our Board to nine directors, five of whom are to be designated by Canon, three of whom are to be independent directors, and one of whom is to be an executive of the Corporation, as a condition to the closing of the Common Share Issuance (the “Closing”).  Consequently, if the Common Share Issuance is completed, a majority of the board will be appointed at the Closing anticipated to occur on May 17, 2011, without shareholder approval.  We anticipate that, of our current directors, Hossein Asrar Haghighi, George Hartman, Jon Bengtson and Robert G. van Schoonenberg will resign from our Board at the time of the Closing.  Terry M. Copeland, Alexander Lee and Pierre Lortie are expected to remain on our Board.  In addition, the Corporation has determined to appoint Sean Shao to our Board as an independent director at the Closing.  Each director will hold office until the next annual meeting or until his successor is duly elected, unless his office is earlier vacated in accordance with our By-laws.

If the Common Share Issuance is complete at the time of the Meeting, the Compensation, Nominating and Governance Committee has recommended, and the directors have determined, that nine directors are to be presented for election at the Meeting.  Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

If the Common Share Issuance is completed, the following will be the nominees for election as directors, in accordance with the Compensation, Nominating and Governance Committee Charter (available at www.altairnano.com):

•	Terry Copeland,
•	Alexander Lee,
•	Jun Liu,
•	Pierre Lortie
•	Sean Shao
•	Guohua Sun
•	Guohua Wei
•	Yincang Wei
•	Liming Zou

The Compensation, Nominating and Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our shareholders. Once a quorum is established at the Meeting, the nine nominees receiving the highest number of votes will be elected.

If the Common Share Issuance is completed, the Board recommends that the Shareholders vote FOR the election of  Terry Copeland, Alexander Lee, Jun Liu, Pierre Lortie, Sean Shao, Guohua Sun, Guohua Wei, Yincang Wei and Liming Zou.

Certain information with respect to the nine nominees of the Board for election as directors, should the Common Share Issuance be complete prior to the Meeting, is set forth in the table below:

Name & Province/State and Country	Office with Company (A)	Period of Service as a Director	Number of common shares Beneficially Owned or Over Which Control or Direction is Exercised as of March 31, 2011(1)
Yincang Wei Zhuhai, Guangdong, China	Director	Proposed Appointee	5,807,215(2)
Guohua Sun Zhuhai, Guangdong, China	Director	Proposed Appointee	None
Guohua Wei Zhuhai, Guangdong, China	Director	Proposed Appointee	None
Jun Liu Zhuhai, Guangdong, China	Director	Proposed Appointee	None
Liming Zou Zhuhai, Guangdong, China	Director	Proposed Appointee	None
Terry Copeland Nevada, U.S.A.	Director and Chief Executive Officer	Since July 2008	132,038(3)
Alexander Lee California, U.S.A.	Director	Since December 2009	None(4)
Pierre Lortie Quebec, Canada	Chairman	Since June 2006	61,580(5)
Sean Shao Beijing, China	Director	Proposed Appointee	None
(A)	Members of the Audit Committee and Compensation, Corporate Governance and Nominating Committee have not yet been determined.

(1)
The information as to common shares beneficially owned or over which control or direction is exercised is not within the knowledge of the Corporation and has been furnished by the respective nominees individually.  This information includes all common shares issuable pursuant to the exercise of options that are exercisable within 60 days of March 31, 2011.  This information does not include any common shares subject to options that are not exercisable within 60 days of March 31, 2011 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the common shares, outside of the control of the optionee.

(2)
As a result of the Voting Agreements, Mr. Wei may be deemed to be the beneficial owner of all common shares held by Altair’s officers and directors and by Al Yousuf LLC.  Excludes approximately 37,125,983 common shares that may be acquired by Canon, which is wholly owned by Mr. Wei, upon the Closing of the Common Share Issuance.  Such shares are not included in this number because certain mutual conditions to the Closing of the Common Share Issuance have not been satisfied.

(3)	Includes 129,691 common shares subject to options granted to Mr. Copeland pursuant to the 2005 Plan.
(4)
As an employee of Al Yousuf LLC, Mr. Lee assigns any common shares subject to options or common share awards earned in connection with his Director’s seat to Al Yousuf LLC.  As such, Mr. Lee does not have voting or disposition rights over the common shares awarded to him.

(5)	Includes 9,166 common shares subject to options granted to Mr. Lortie pursuant to the 2005 Plan.

Set forth below is certain information, including principal occupations for the past five years, with respect to each of the individuals that will be designated by Canon as its nominees for election to our Board (the “Canon Nominees”), none of whom currently serve or have ever served as an officer or director of the Corporation:

Yincang Wei

Age:	51

Principal Occupation:	Chairman, Canon Investment Holdings Limited, Zhuhai Yintong Energy Company Ltd. and Guangdong Yintong Investment Holdings Group Co., Ltd.

Experience:
Mr. Wei Yincang has served as the chairman of Canon Investment Holdings Limited, Zhuhai Yintong Energy Company Ltd. and Guangdong Yingtong Investment Holdings Group Co., Ltd. from 2004 until the present time.  Prior to that, Mr. Wei served as the chairman of Nan-Ming-He Iron Ore Limited, a company engaged in the business of iron mine operations.  Mr. Wei also previously served in various senior management positions at Hebei Yinda Transportation Industrial Group, Hong Kong Dalong Investment Holdings Limited, Transportation Industrial Group Corporation, and Transportation Safety Equipment Factory.

Mr. Wei graduated from Xi’an Highway University with a degree in engineering.  Mr. Wei has also pursued further education in Transportation Management and Vehicle Inspection and Testing at Xi’an Highway University.

Specific Qualifications
Mr. Wei will be appointed to the Board pursuant to a covenant in an agreement between the Corporation and Canon.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint five directors nominated by Canon at the Closing.

Guohua Sun

Age:	34

Principal Occupation:	General Manager, Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd; Director, Zhuhai Yintong Energy Company Ltd.

Experience:
Mr. Sun has served as the General Manager of Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd. from April 2005 to the present and also currently serves as a director of Zhuhai Yintong Energy Company Ltd.  Prior to that, Mr. Sun served as General Manager of Beijing Yinda Transportation Investment Limited from 2003 to 2005, prior to that time, as Vice General Manager from 2001 to 2003.  Mr. Sun also served as Vice General Manager of Nan-Ming-He Iron Ore Limited from 2001 to 2003.

Mr. Sun graduated with a degree in business administration from Handan University and with a master’s degree in business administration from the University of Wales.

Specific Qualifications
Mr. Sun will be appointed to the Board pursuant to a covenant in an agreement between the Corporation and Canon.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint five directors nominated by Canon at the Closing.

Guohua Wei

Age:	32

Principal Occupation:	Executive Director, Zhuhai Jiamei Energy Technology Co., Ltd.; Head of Administrative Department at Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd.

Experience:
Since 2007, Mr. Wei has served as Executive Director of Zhuhai Jiamei Energy Technology Co., Ltd. and as Head of Administrative Department of Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd.  Mr. Wei previously served as GM Assistant of Zhuhai Huayin Investment Company Limited from 2004 to 2007 and as GM Assistant of Beijing Yinda Transportation Investment Limited from 2001 to 2004.

Mr. Wei earned a degree in business administration from Beijing Canada Delter International Business College.  Mr. Wei also earned his master’s degree in business administration from the University of Wales.

Specific Qualifications
Mr. Wei will be appointed to the Board pursuant to a covenant in an agreement between the Corporation and Canon.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint five directors nominated by Canon at the Closing.

Jun Liu

Age:	55

Principal Occupation:	General Manager, Vantech Enviro Plastics Corp. Canada

Experience:
Mr. Liu currently serves as the General Manager of Vantech Enviro Plastics Corp. Canada, a company focused on the development and production of plastic film products.  Mr. Liu previously served as Marketing and Sales Director for Morgan Grandview Group (Canada) from November 2008 to October 2009.  In this position Mr. Liu had primary responsibility for marketing development, business management, and product sales in Canada and the United States.  Mr. Liu served as Account Manager and then as Authorized Supervisor at JNE (Canada) from September 2004 to December 2007.

Mr. Liu earned his bachelor’s degree in chemistry from Beijing University and a certificate of executive in marketing strategy from the State University of New York at Buffalo.

Specific Qualifications
Mr. Liu will be appointed to the Board pursuant to a covenant in an agreement between the Corporation and Canon.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint five directors nominated by Canon at the Closing.

Liming Zou

Age:	47

Principal Occupation:	Chief Executive Officer, YuView Holdings Ltd.

Experience:
Since 2009, Mr. Zou has served as the Chief Executive Officer of YuView Holdings Ltd.  Mr. Zou previously served as Vice President for Asian Coast Development Ltd. from 2007 to 2008.  In this position Mr. Zou had primary responsibility for marketing and business development in China.  Mr. Zou served as Executive Director of SI-TECH Information Technology Ltd. from 2005 to 2007, where he was responsible for corporate financing and mergers & acquisitions.  From 2004 to 2005, Mr. Zou served as a Director of Confederal Finance Corp.

Mr. Zou earned his bachelor’s degree in science from Beijing University of Post and Telecommunications and earned his master’s degree in science from the Graduate School of China Academy of Posts & Telecommunications.  He also earned a master’s degree in business administration from the Richard Ivey School of Business at the University of Western Ontario, Canada.

Specific Qualifications
Mr. Zou will be appointed to the Board pursuant to a covenant in an agreement between the Corporation and Canon.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint five directors nominated by Canon at the Closing.

Of the foregoing, Mr. Yincang Wei is the uncle of Mr. Guohua Wei.

Set forth below is certain information with respect to the three independent directors and the executive director of the Corporation that will be designated by the Corporation to serve on our Board if the Common Share Issuance is complete prior to the Meeting, and each of the executive officers of the Corporation, including their principal occupations for the past five years:

Terry M. Copeland

Age:	59

Director Since:	2008

Committees:	None

Principal Occupation:	President and Chief Executive Officer of the Corporation

Experience:
Dr. Copeland was appointed President of the Corporation in February 2008 and Chief Executive Officer and a director of the Corporation in June 2008.  Dr. Copeland joined the Corporation in November 2007 as Vice President, Operations for the Power and Energy business unit of Altairnano, Inc.

Prior to joining the Corporation, Dr. Copeland worked as a general manufacturing and technical consultant from 2004 through the end of 2007.  From 2000 through 2003, Dr. Copeland was the Vice President of Product Development at Millennium Cell, Inc., a development stage company working with alternative fuels.  From 1992 through 2000, Dr. Copeland worked for Duracell, a leading consumer battery company, where he held positions as Director of Product Development (1998 to 2000), Plant Manager (1995 to 1998) and Director of Engineering (1992 to 1995). Dr. Copeland also worked for E.I. DuPont De Nemours & Co., Inc. from 1978 to 1992, where his positions included research engineer, technical manager and manufacturing manager.

Dr. Copeland earned a bachelor’s degree in chemical engineering from the University of Delaware and earned a doctor of philosophy degree in chemical engineering from the Massachusetts Institute of Technology.

Specific Qualifications
Dr. Copeland’s continued tenure as a director is based upon his status as the Chief Executive Officer of the Corporation, his expertise and experience in the battery industry and his management and leadership experience.

Alexander Lee

Age:	44

Director Since:	2009

Committees:	Member of Compensation, Governance and Nominating Committee

Principal Occupation:	Managing Director of Al Yousuf, LLC

Experience:
Mr. Lee is the Managing Director of Al Yousuf, LLC, a Dubai-based company that operates a range of businesses in the electronics, information technology, transportation and real estate sectors. Mr. Lee joined Al Yousuf, LLC as a Managing Director in December 2009. From September 2009 to October 2009, Mr. Lee was President and Chief Operating Officer of Phoenix Cars, LLC, an Al Yousuf, LLC entity that in September 2009 acquired assets from Phoenix MC, Inc., a developer of electric vehicles which filed for Chapter 11 bankruptcy in April 2009.  From February 2009 to August 2009, Mr. Lee was the President and Chief Operating Officer of Phoenix MC, Inc. Mr. Lee joined Phoenix MC, Inc. in January 2008 as its Executive Vice President, and he served as its Executive Vice President and Chief Operating Officer from March 2008 to February 2009. Prior to Phoenix MC, Inc., Mr. Lee worked at Rapiscan Systems, a developer, manufacturer and distributor of x-ray, gamma-ray and computed tomography products. Mr. Lee was Vice President of Strategic Planning at Rapiscan from February 2006 to December 2007. Mr. Lee joined Rapiscan as the head of its government contracts and proposals group in October 2003.

Mr. Lee earned a bachelor of arts degree from Brown University and a juris doctorate degree from the King Hall School of Law at University of California Davis.

Specific Qualifications
Mr. Lee’s appointment to the Board is pursuant to a covenant in an agreement between the Corporation and Al Yousuf, LLC.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint a director nominated by Al Yousuf.

Pierre Lortie

Age:	64

Director Since:	2006

Committees:	Chairman of the Board and Member of Audit Committee

Principal Occupation:	Senior Business Advisor to Fraser Milner Casgrain LLP

Experience:
Since May 2006, Mr. Lortie has served as Senior Business Advisor to Fraser Milner Casgrain LLP, one of Canada's leading full service business law firms serving both Canadian and international clients.  From June 2004 to December 2005, Mr. Lortie was the President of the Transition Committee of the Agglomeration of Montreal.  Since April 2004, Mr. Lortie has also served as the President of G&P Montrose, a management consulting company.  Mr. Lortie worked at Bombardier from April 1990 to December 2003, where he served as President and Chief Operating Officer of Bombardier’s transportation, capital, international and regional aircraft aerospace groups.  Mr. Lortie has held several positions in the technology field, including Chairman of the Centre for Information Technology Innovation and Vice Chairman of Canada’s National Advisory Board on Science and Technology.  Mr. Lortie was a representative of the Prime Minister of Canada on the APEC Business Advisory Council from 1999 to 2004.   Mr. Lortie was appointed Member of the Order of Canada in 2001 and was elected as a Director of the Canadian Academy of Engineering in 2010.

A professional engineer, Mr. Lortie holds a bachelor’s degree in applied sciences in engineering physics from Université Laval, a degree in applied economics from the Université de Louvain, Belgium, and a master of business administration degree with honors from the University of Chicago.  Additionally, he has received a doctorate honoris causa in law from Bishop’s University. He also holds the professional designation ICD.D from the Institute of Corporate Directors.

Other Directorships
Group Canam (TSX-V: CAM), a company that designs and fabricates construction products and solutions (2004 to present), Consolidated Thompson Iron Mines Ltd. (TSX: CLM), an iron ore mining company (August 2009 to present) and Tembec Inc (TSX: TMB), a large, diversified and integrated forest products company (January 2011 to present).

Specific Qualifications
Mr. Lortie’s continued tenure as a director is based on his strength and experience in business strategy, his leadership experience as President and Chief Operating Officer of Bombardier’s transportation, international and regional aircraft aerospace groups and his international experience.

Sean Shao

Age:	53

Principal Occupation:	Director of Various Corporations

Experience:
Mr. Sean Shao currently serves as (i) independent director and chairman of the audit committee of: Xueda Education Group, a Chinese personalized tutoring services company listed on NYSE; American Dairy, Inc., a Chinese dairy products company listed on NYSE; China Biologic Products, Inc., a biopharmaceutical company listed on NASDAQ; Renhuang Pharmaceuticals, Inc., a Chinese pharmaceutical company listed on AMEX; China Recycling Energy Corporation, an energy recycling system design company listed on NASDAQ and Yongye International, Inc., a Chinese agricultural company listed on NASDAQ; (ii) independent director of AsiaInfo-Linkage, Inc., a Chinese telecom software solutions provider listed on NASDAQ and China Medicine Corporation, a distributor and developer of medicines listed on bulletin board ; (iii) independent director and chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on NYSE; and (iv) independent director and chairman of the audit committee and compensation committee of China Nuokang Bio-Pharmaceutical, Inc., a biopharmaceutical company listed on NASDAQ. Mr. Shao served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. Prior to that, Mr. Shao worked at Deloitte Touche Tohmatsu CPA Ltd. for approximately a decade.

Mr. Shao received a bachelor’s degree in art from East China Normal University in 1982 and a master’s degree in health care administration from the University of California at Los Angeles in 1988. Mr. Shao is a member of the American Institute of Certified Public Accountants.

Specific Qualifications
Mr. Shao’s appointment as a director is based on his accounting and financial services expertise, his management experience and his experience in overseeing public companies with ties to both the United States and China.

Director Nominees if the Common Share Issuance is NOT Complete

If the Common Share Issuance is not completed prior to the Meeting, the Board, upon the recommendation of the Compensation, Nominating and Governance Committee, recommends the following nominees for election as directors, in accordance with the Compensation, Nominating and Governance Committee Charter (available at www.altairnano.com):

•	Jon Bengtson,
•	Terry Copeland,
•	Hossein Asrar Haghighi,
•	George Hartman,
•	Alexander Lee,
•	Pierre Lortie, and
•	Robert G. van Schoonenberg.

The Compensation, Nominating and Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our shareholders. Once a quorum is established, the seven nominees receiving the highest number of votes will be elected.

If the Common Share Issuance is not completed prior to the Meeting, the Board recommends that the Shareholders vote FOR the election of  Jon Bengtson, Terry Copeland, Hossein Asrar Haghighi, George Hartman, Alexander Lee, Pierre Lortie, and Robert G. van Schoonenberg.

Director Nominees

Certain information with respect to the seven nominees of the Board for election as directors, should the Common Share Issuance not be complete prior to the Meeting, is set forth in the table below:

Name & Province/State and Country	Office with Company	Period of Service as a Director	Number of common shares Beneficially Owned or Over Which Control or Direction is Exercised as of March 31, 2011(1)
Pierre Lortie Quebec, Canada	Chairman(A)	Since June 2006	61,580(5)
Jon N. Bengtson Nevada, U.S.A.	Director(A)(B)	Since July 2003	57,523
Terry Copeland Nevada, U.S.A.	Director and Chief Executive Officer	Since July 2008	132,038(2)
Hossein Asrar Haghighi Dubai, U.A.E.	Director	Since June 2009	None(3)
George Hartman Ontario, Canada	Director(A)	Since March 1997	76,599(4)
Alexander Lee Dubai, U.A.E.	Director(B)	Since December 2009	None(3)
Robert G. van Schoonenberg California, U.S.A.	Director(A) (B)	Since April 2008	55,090(6)
(A)	Member of Audit Committee
(B)	Member of Compensation, Corporate Governance and Nominations Committee (the “Compensation and Nominating Committee”)

(1)
The information as to common shares beneficially owned or over which control or direction is exercised is not within the knowledge of the Corporation and has been furnished by the respective nominees individually.  This information includes all common shares issuable pursuant to the exercise of options that are exercisable within 60 days of March 31, 2011.  This information does not include any common shares subject to options that are not exercisable within 60 days of March 31, 2011 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the common shares, outside of the control of the optionee.

(2)	Includes 129,691 common shares subject to options granted to Mr. Copeland pursuant to the 2005 Plan.
(3)
As an employee of Al Yousuf LLC, Mr Haghighi and Mr. Lee assign any common shares subject to options or common share awards earned in connection with their Director’s seat to Al Yousuf LLC.  As such, Mr Haghighi and Mr. Lee do not have voting or disposition rights over the common shares awarded to him.

(4)
Includes 18,750 common shares subject to options granted to Mr. Hartman pursuant to the Corporation’s 1998 Stock Option Plan (the “1998 Plan”).  Includes 125 common shares owned by Julie Bredin, the spouse of Mr. Hartman.

(5)	Includes 9,166 common shares subject to options granted to Mr. Lortie pursuant to the 2005 Plan.
(6)	Includes 8,602 common shares owned by a family trust.

Set forth below is certain information with respect to each of the directors of the Corporation who is nominated for election at the meeting, should the Common Share Issuance not be complete prior to the Meeting, including their principal occupations for the past five years.

Directors

Jon N. Bengtson

Age:	67

Director Since:	2003

Committees:	Member of Audit Committee

Principal Occupation:	Founder and director for Pinyon Technology

Experience:
Mr. Bengtson began his career with Harrah's Entertainment, Inc., where he served from 1971 to 1980 in various management positions, including vice president of management information systems. He joined International Game Technology in 1980 as vice president, chief financial officer and director and was subsequently promoted to vice president of marketing in 1982. Mr. Bengtson joined The Sands Regent Hotel Casino in June 1984 and served in various positions, including vice president of finance and administration, chief financial officer, treasurer and director, senior vice president and director, executive vice president and chief operating officer until December 1993.  He continued to serve as chairman of the board until it was sold in January 2007. In December 1993, he joined Radica Games Limited as vice president and chief financial officer and was appointed president and chief executive officer of Radica USA Ltd. in December 1994 and served as chairman of the board from January 1996 until its acquisition by Mattel, Inc. October 2006.

Mr. Bengtson was a founder and chief financial officer of ShareGate, Inc., a venture-funded telecommunications equipment company from March 1996 until October 2001. Mr. Bengtson is also the founder and director for Pinyon Technology, a start-up technology corporation developing wireless smart antenna networking technology, where he has served since 2002.

Mr. Bengtson holds a bachelor’s degree in business administration and a master of business administration degree from the University of Nevada, Reno.

Specific Qualifications
Mr. Bengtson’s nomination for re-election was based on his financial background, his credentials and expertise in the areas of business and corporate strategy, his technical expertise and his contributions as Chairman of the Board.

Terry M. Copeland

Age:	59

Director Since:	2008

Committees:	None

Principal Occupation:	President and Chief Executive Officer of the Corporation

Experience:
Dr. Copeland was appointed President of the Corporation in February 2008 and Chief Executive Officer and a director of the Corporation in June 2008.  Dr. Copeland joined the Corporation in November 2007 as Vice President, Operations for the Power and Energy business unit of Altairnano, Inc.

Prior to joining the Corporation, Dr. Copeland worked as a general manufacturing and technical consultant from 2004 through the end of 2007.  From 2000 through 2003, Dr. Copeland was the vice president of product development at Millennium Cell, Inc., a development stage company working with alternative fuels.  From 1992 through 2000, Dr. Copeland worked for Duracell, a leading consumer battery company, where he held positions as director of product development (1998 to 2000), plant manager (1995 to 1998) and director of engineering (1992 to 1995). Dr. Copeland also worked for E.I. DuPont De Nemours & Co., Inc. from 1978 to 1992, where his positions included research engineer, technical manager and manufacturing manager.

Dr. Copeland earned a bachelor’s degree in chemical engineering from the University of Delaware and earned a doctor of philosophy degree in chemical engineering from the Massachusetts Institute of Technology.

Specific Qualifications
Dr. Copeland’s nomination for reelection is based upon his status as the Chief Executive Officer of the Corporation, his expertise and experience in the battery industry and his management and leadership experience.

Hossein Asrar Haghighi

Age:	67

Director Since:	2009

Committees:	None

Principal Occupation:	Chief Financial Officer of Al Yousuf Group

Experience:
Mr. Haghighi joined the Al Yousuf Group of Companies in 1986 as the director of finance and accounts and was appointed as Chief Financial Officer of Al Yousuf Group in October 2003.  Al Yousuf LLC is a Dubai-based company that operates a range of businesses in the electronics, information technology, transportation and real estate sectors.  From September 1985 until October 2003 Mr. Haghighi served as the managing director of IDRO International in Jebel Ali Free Zone (subsidiary of International Development and Renovation Organization/Ministry of Industries, Iran). In September 1982, Mr. Haghighi was seconded to Bank Saderat Iran as Regional Manager Middle East based in Dubai and remained there until September 1985. From 1962 through 1982, Mr. Haghighi worked for the Central Bank of Iran where he held positions as officer in charge of onward & inward foreign exchange transfer (1962-1970), manager of letters of credit department (1970-1976), assistant director for foreign exchange department (1976-1980) and director of foreign exchange supervision division (1980-1982). Mr. Haghighi is also a founding member of IBC (Iranian Business Council) established in 1994, a non-governmental and nonprofit organization. IBC, in Dubai, U.A.E helps and advises members & business community for free as a social service.

 Mr. Haghighi holds a masters of business administration degree in consultancy management, law major. He also holds two master of science degrees: one in banking and finance and the other in international business, both earned in California.

Specific Qualifications
Mr. Haghighi was appointed to the Board pursuant to a covenant in the Stock Purchase and Settlement Agreement with Al Yousuf, LLC.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint two persons to the Board nominated by Al Yousuf.

George E. Hartman

Age:	62

Director Since:	1997

Committees:	Member of Audit Committee

Principal Occupation:	Chief Executive Officer and President of Market Logics Inc. and Executive Vice President of The Covenant Group

Experience:
From 1995 until 1998, Mr. Hartman served as president of Planvest Pacific Financial Corp., a Vancouver-based financial planning firm with U.S. $1 billion of assets under management.  He also served on the Board of the parent firm, Planvest Capital Corp. (TSX:PLV) from 1995 to 1998.  From 1998 until 2000, Mr. Hartman was a vice president of Financial Concept Group until the firm’s sale to Assante Corporation, a North American financial services industry consolidator.  At that time, he became chief executive officer of PlanPlus Inc., Canada’s oldest firm specializing in wealth management software for the financial services industry worldwide.  Today, Mr. Hartman continues as chief executive officer and president of Market Logics Inc. (originally Hartman & Company Inc.), a firm he founded in 1991 which provides research and consulting services to businesses, professional organizations and individuals.  Since 2004, Mr. Hartman has also served as executive vice president of The Covenant Group, a management-consulting firm where Mr. Hartman is the author of two best-selling books: Risk is a Four-Letter Word—The Asset Allocation Approach to Investing (1992), and its sequel, Risk is STILL a Four Letter Word (2000).

Mr. Hartman holds a master of business administration degree from Wilfred Laurier University in Waterloo, Ontario.

Other Directorships	PlanPlus Inc. (software) 2000 to 2004 and SOS Together Inc. (environmental education) 2007 to 2009.

Specific Qualifications	Mr. Hartman’s nomination was based on his risk management and financial background.

Alexander Lee

Age:	44

Director Since:	2009

Committees:	Member of Compensation, Corporate Governance and Nominations Committee

Principal Occupation:	Managing Director of Al Yousuf, LLC

Experience:
Mr. Lee is the managing director of Al Yousuf, LLC, a Dubai-based company that operates a range of businesses in the electronics, information technology, transportation and real estate sectors. Mr. Lee joined Al Yousuf, LLC as a managing director in December 2009. From September 2009 to October 2009, Mr. Lee was president and chief operating officer of Phoenix Cars, LLC, an Al Yousuf, LLC entity that in September 2009 acquired assets from Phoenix MC, Inc., a developer of electric vehicles which filed for Chapter 11 bankruptcy in April 2009.  From February 2009 to August 2009, Mr. Lee was the president and chief operating officer of Phoenix MC, Inc. Mr. Lee joined Phoenix MC, Inc. in January 2008 as its executive vice president, and he served as its executive vice president and chief operating officer from March 2008 to February 2009. Prior to Phoenix MC, Inc., Mr. Lee worked at Rapiscan Systems, a developer, manufacturer and distributor of x-ray, gamma-ray and computed tomography products. Mr. Lee was vice president of strategic planning at Rapiscan from February 2006 to December 2007. Mr. Lee joined Rapiscan as the head of its government contracts and proposals group in October 2003.

Mr. Lee earned a bachelor of arts degree from Brown University and a juris doctorate degree from the King Hall School of Law at University of California Davis.

Specific Qualifications
Mr. Lee was appointed to the Board pursuant to a covenant in the Stock Purchase and Settlement Agreement with Al Yousuf, LLC.  Pursuant to the covenant, the Board of the Corporation is required, except where legal or fiduciary duties would require otherwise, to appoint two persons to the Board nominated by Al Yousuf.

Pierre Lortie

Age:	64

Director Since:	2006

Committees:	Member of Audit Committee and Member of Compensation, Corporate Governance and Nominations Committee

Principal Occupation:	Senior Business Advisor to Fraser Milner Casgrain LLP

Experience:
Since May 2006, Mr. Lortie has served as senior business advisor to Fraser Milner Casgrain LLP, one of Canada's leading full service business law firms serving both Canadian and international clients.  From June 2004 to December 2005, Mr. Lortie was the president of the Transition Committee of the Agglomeration of Montreal.  Since April 2004, Mr. Lortie has also served as the president of G&P Montrose, a management consulting company.  Mr. Lortie worked at Bombardier from April 1990 to December 2003, where he served as president and chief operating officer of Bombardier’s transportation, capital, international and regional aircraft aerospace groups.  Mr. Lortie has held several positions in the technology field, including chairman of the Centre for Information Technology Innovation and vice chairman of Canada’s National Advisory Board on Science and Technology.  Mr. Lortie was a representative of the Prime Minister of Canada on the APEC Business Advisory Council from 1999 to 2004.   Mr. Lortie was appointed Member of the Order of Canada in 2001.

A professional engineer, Mr. Lortie holds a bachelor’s degree in applied sciences in engineering physics from Université Laval, a degree in applied economics from the Université de Louvain, Belgium, and a master of business administration degree with honors from the University of Chicago.  Additionally, he has received the honorary degree of doctorate honoris causa from Bishop’s University.

Other Directorships
Group Canam (TSX-V: CAM), a company that designs and fabricates construction products and solutions (2004 to present), Dynaplas, engaged in precision injection moulding manufacturing for the automotive industry (2005 to present), and Consolidated Thompson Iron Mines Ltd. (TSX: CLM), an iron ore mining company (August 2009 to present).

Specific Qualifications
Mr. Lortie’s nomination is based on his strength and experience in business strategy, his leadership experience as President and COO of Bombardier’s transportation, international and regional aircraft aerospace groups and his international experience.

Robert G. van Schoonenberg

Age:	64

Director Since:	2008

Committees:	Member of Audit Committee and Member of Compensation, Corporate Governance and Nominations Committee (Chair)

Principal Occupation:	Chairman and Chief Executive Officer of BayPoint Capital Partners LLC Co-Managing Partner of AmeriCap Partners LLC

Experience:
Since September 2010, Mr. van Schoonenberg has been co-managing partner of AmeriCap Partners LLC, a growth capital investment company.  Since January 2008, Mr. van Schoonenberg has been chairman and chief executive officer of BayPoint Capital Partners LLC a private equity/advisory firm in Newport Beach, California.  From 1981 through December 2008, Mr. van Schoonenberg served as executive vice president, chief legal officer and secretary to the Board of Avery Dennison Corporation (NYSE: AVY).  Prior to joining Avery Dennison Corporation in 1981, he was at Gulf Oil Corporation as a member of the corporate general counsel’s staff since 1974.  Mr. van Schoonenberg is a trustee of the Southwestern University Law School.  Mr. van Schoonenberg is past director of the University of Wisconsin Graduate School of Business Advisory Board.  He served in the United States Army, military intelligence, in Munich, Germany.

His educational background includes a bachelor’s degree in economics from Marquette University, a master of business administration degree in finance from the University of Wisconsin and a juris doctorate from the University of Michigan.

Other Directorships
Guidance Software, Inc. (NASDAQ: GUID), a forensic data acquisition and analysis software company (January 2008 to Present); and Ryland Group, Inc. (NYSE:RYL), a homebuilder and mortgage lending company (July 2009 to Present).

Specific Qualifications
Mr. van Schoonenberg’s nomination is based on his extensive international business and legal experience, his knowledge of and experience in the technology market and his leadership experience with both public and private boards of directors.

Executive Officers

The executive officers of the Company are Terry M. Copeland, John C. Fallini, Bruce J. Sabacky, Stephen A. Balogh, C. Robert Pedraza, Daniel Voelker and Thomas Kieffer.  Information regarding Dr. Copeland is presented in “Directors” immediately above.  Certain information regarding Messrs. Fallini, Sabacky, Balogh, Pedraza, Voelker and Kieffer follows.

John C. Fallini

Age:	62

Principal Occupation:	Chief Financial Officer and Secretary of the Company

Experience:
Mr. Fallini joined the Company in April 2008 as the Chief Financial Officer and was appointed as Secretary of the Company in February 2009. Prior to joining the Company, Mr. Fallini served as the chief financial officer for Alloptic, Inc., a private corporation that produces passive optical network access equipment for the telecommunications and cable TV industries, from January 2007 to April 2008.  From March 2003 through January 2007, Mr. Fallini was an independent consultant specializing in financial services and providing interim CFO support to companies in a number of different industries.  From 2000 through 2003, Mr. Fallini served as the chief financial officer for Informative, Inc., a private corporation that sold customer voice management software that allowed real time dialogue with customers via the internet.  From 1998 to 2000 Mr. Fallini served as the chief operating officer of Butterfields, the fourth largest fine arts auctioneer in the world, and from 1976 to 1998 Mr. Fallini served in a variety of management positions with Pacific Bell in both the regulated and deregulated sides of the company.

Mr. Fallini obtained a bachelor of science degree in engineering and applied science from the University of California, Los Angeles and a master of business administration degree in finance with high honors from Oklahoma City University.

Bruce J. Sabacky

Age:	60

Principal Occupation:	Chief Technology Officer of the Company

Experience:
Dr. Sabacky was appointed was appointed Chief Technology Officer of the Company in June 2006.   Dr. Sabacky was appointed Vice President of Research and Engineering for Altairnano, Inc., the operating subsidiary through which the Company conducts its nanotechnology business, in October 2003.  Dr. Sabacky joined Altairnano, Inc. in January 2001 as Director of Research and Engineering.  Prior to that, he was the manager of process development at BHP Minerals Inc.’s Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology.  Dr. Sabacky was the technical superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a principal process engineer with BHP from 1991 to 1993.  Prior to that, he held senior engineering positions in the minerals and metallurgical industries.

Dr. Sabacky obtained a bachelor of science and a master of science degree in metallurgical engineering from the South Dakota School of Mines and Technology and a doctor of philosophy degree in materials science & mineral engineering with minors in chemical engineering and mechanical engineering from the University of California, Berkeley.

Stephen A. Balogh

Age:	64

Principal Occupation:	Vice President of Human Resources for the Company

Experience:
Mr. Balogh joined the Company as Vice President, Human Resources in July 2006.  In 2001, Mr. Balogh founded PontusOne, providing executive search and consulting services to technology companies, where he continued to work through 2007. Before founding PontusOne, Mr. Balogh was a managing partner of David Powell, Inc., a Silicon Valley based executive search firm from 1997 to 2001. Previously, Mr. Balogh served more than twenty three years in various managerial positions at Raychem Corporation, a multibillion-dollar, international material science company.  In his last position, he served as Raychem’s corporate vice president of human resources from 1990 through 1996. From 1984 to 1990 at Raychem, Mr. Balogh was general manager for Chemelex, a worldwide division of Raychem. His extensive global business experience with Raychem includes expatriate assignments in both Brussels and Paris.

Mr. Balogh holds a bachelor of science degree and a Dean’s Certificate of Advanced Engineering Study in chemical engineering from Cornell University and a masters of business administration degree from the Stanford Graduate School of Business.

C. Robert Pedraza

Age:	49

Principal Occupation:	Vice President of Corporate Strategy for the Company

Experience:
Mr. Pedraza joined the corporation in July 2005 as Vice President - Strategy and Business Development.  He was then appointed as Vice President, Corporate Strategy in June 2008.  Mr. Pedraza founded Tigré Trading, an institutional equity trading boutique which facilitated transactions for hedge funds and assisted in fund raising from July 2002 through May 2005. Prior to that Mr. Pedraza held senior sales roles with Fidelity Investments Institutional Services Company, Alliance Capital Management L.P., Compass Bancshares, Inc. and Prudential-Bache Securities, Inc.  Mr. Pedraza received his bachelor’s degree in business and economics from Lehigh University where he was a recipient of the Leonard P. Pool Entrepreneurial Scholarship. He also completed the Graduate Marketing Certificate Program at the Southern Methodist University Cox School of Business.

Daniel S. Voelker

Age:	58

Principal Occupation:	Vice President of Engineering & Operations for the Company

Experience:
Mr. Voelker joined the Company as Vice President, Operations for Power & Energy Systems in April 2008, and was promoted to Vice President, Engineering & Operations in November 2008.  Mr. Voelker was the vice president of business development and sales for Wes-Tech Automation Solutions, a systems integration business supplying the automotive industry, where he also served as the vice president of operations during his employment from June 2004 through April 2008.  From May 1999 through June 2004, Mr. Voelker served DT Industries, Inc in several key leadership roles, including director of engineering, director of program management, and finally as the general manager of DT’s Chicago operation.  From November 1982 through April 1999, Mr. Voelker served Duracell in increasing levels of responsibility during more than sixteen years with the company.  His job responsibilities included project engineer, systems engineering manager, plant engineering manager for Duracell’s lithium manufacturing operation, and director of equipment engineering for Duracell world-wide.  He played a key role in Duracell product launches of lithium battery products and lithium plant startup, the on-cell battery tester, ultra alkaline batteries, as well as key capacity expansion initiatives for alkaline batteries globally

Mr. Voelker graduated from the University of Nebraska with a bachelor’s degree in mechanical engineering.

Tom Kieffer

Age:	52

Principal Occupation:	Vice President of Marketing and Sales for the Corporation

Experience:
Prior to joining the Corporation in March 2010, Mr. Kieffer served as the executive director of customer support excellence and brand from 2005 through March 2009 for Cummins Inc., responsible for corporate brand strategy and identity. Cummins Inc. is a global corporation that designs, manufactures, distributes and services engines and related technologies, including electrical power generation systems, fuel systems, controls, air handling, filtration and emission solutions with 2008 revenues of $14 billion.  From 2001 through the end of 2005, Mr. Kieffer was executive director of engine business marketing for Cummins Inc., and from 1999 through 2000, Mr. Kieffer was executive director of engine business automotive marketing for Cummins Inc. From 1996 to 1998, Mr. Kieffer was general manager responsible for Cummins Inc’s $250 million global commercial relationship with PACCAR, a major truck manufacturer. From 1993 through 1995, Mr. Kieffer was director of industrial markets with responsibility for Cummins Inc.’s Original Equipment Manufacturers (OEM) and North American field sales organizations servicing construction, mining, and agriculture markets.

Mr. Kieffer obtained a bachelor of science in industrial engineering from Purdue University, West Lafayette, Indiana and a master of business administration from Indiana University, Bloomington, Indiana.

Security Ownership of Certain Beneficial Owners and Management

If the Common Share Issuance closes, the table set forth below is information with respect to beneficial ownership of common shares as of March 31, 2011 by the named executive officers of the Corporation, by each of the directors of the Corporation and Canon Nominees, by all current executive officers and directors of the Corporation as a group and by each person known to the Corporation to beneficially own 5% or more of the outstanding common shares.  The “named executive officers” are the Corporation’s Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers for 2010.  To the knowledge of the Corporation, each person named in the table has sole voting and investment power with respect to the common shares identified as beneficially owned.

Title of Class	Name of Officer or Director	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Common	Terry M. Copeland (Chief Executive Officer and Director)	132,038(3)	*
Common	John C. Fallini (Chief Financial Officer and Secretary)	49,250(4)	*
Common	Bruce J. Sabacky (Vice President and Chief Technology Officer)	78,486 (5)	*
Common	Stephen A. Balogh (Vice President, Human Resources)	78,130(6)	*
Common	Daniel Voelker (Vice President, Engineering and Operations)	41,250(7)	*
Common	Jon N. Bengtson (Director)	57,523	*
Common	Hossein Asrar Haghighi (Director)	None(8)	N/A
Common	George E. Hartman (Director)	76,599(9)	*
Common	Pierre Lortie (Director)	61,580(10)	*
Common	Robert G. van Schoonenberg (Director)	55,090(11)	*
Common	Alexander Lee (Director)	None(8)	N/A
Common	Yincang Wei (Proposed Appointee for Director)	5,807,215 (12)	21.1%
Common	Guohua Sun (Proposed Appointee for Director)	None	N/A
Common	Guohua Wei (Proposed Appointee for Director)	None	N/A
Common	Jun Liu (Proposed Appointee for Director)	None	N/A
Common	Liming Zou (Proposed Appointee for Director)	None	N/A
Common	Sean Shao (Proposed Appointee for Director)	None	N/A
Common	All Current Directors and Officers as a Group	708,249(13) (14)	2.6%
(13 persons)
Title of Class	Name and Address of 5% Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Common	Al Yousuf LLC Sheikh Zayed Rd., P.O. Box 25, Dubai, United Arab Emirates	5,098,966 (14) (15)	18.9%
Common	Canon Investment Holdings Limited Villa 1, Huajing Garden, Jida, Zhuhai, Guagndong, China	5,807,215 (16)	21.1%

*	Represents less than 1% of the outstanding common shares.

(1)
Includes all common shares issuable pursuant to the exercise of options and warrants that are exercisable on or before May 30, 2011, but does not include shares issuable pursuant to options and warrants exercisable on or before May 30, 2011 that are held by other persons or groups.  Does not include any common shares subject to options that are not exercisable on or before May 30, 2011 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the common shares, outside of the control of the optionee.

(2)
Based on 27,015,680 common shares outstanding as of March 31, 2011. Common shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable on or before May 30, 2011, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible and exercisable securities, but not for purposes of calculating any other person’s percentage ownership.

(3)	Includes 129,691 common shares subject to options granted to Mr. Copeland pursuant to the 2005 Plan.
(4)	Includes 47,500 common shares subject to options granted to Mr. Fallini pursuant to the 2005 Plan.
(5)	Includes 6,250 common shares subject to options granted to Mr. Sabacky pursuant to the 1998 Plan and 68,957 common shares subject to options granted to Mr. Sabacky pursuant to the 2005 Plan.
(6)
Includes 67,679 common shares subject to options granted to Mr. Balogh pursuant to the 2005 Plan.  Includes 5,750 common shares owned by Linda Balogh, the spouse of Mr. Balogh and 2,126 common shares held in a family trust.

(7)	Includes 41,250 common shares subject to options granted to Mr. Voelker pursuant to the 2005 Plan.
(8)
As an employee of Al Yousuf LLC, Mr Haghighi and Mr. Lee assign any common shares subject to options or common share awards earned in connection with their Director’s seat to Al Yousuf LLC.  As such, Mr Haghighi and Mr. Lee do not have voting or disposition rights over the common shares awarded to him.

(9)	Includes 18,750 common shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan. Includes 125 common shares owned by Julie Bredin, the spouse of Mr. Hartman.
(10)	Includes 9,166 common shares subject to options granted to Mr. Lortie pursuant to the 2005 Plan.
(11)	Includes 8,602 common shares held by a family trust.
(12)
As a result of the Voting Agreements, Mr. Wei may be deemed to be the beneficial owner of all common shares held by Altair’s officers and directors and by Al Yousuf LLC.  Excludes approximately 37,125,983 common shares that may be acquired by Canon, which is wholly owned by Mr. Wei, upon the Closing of the Common Share Issuance.  Such shares are not included in this number because certain mutual conditions to the Closing of the Common Share Issuance have not been satisfied.

(13)	Includes 465,185 common shares subject to options granted to officers and directors pursuant to the 1998 Plan and the 2005 Plan.
(14)	As a result of the Voting Agreements, Canon may be deemed to be the beneficial owner of all common shares held by Altair’s officers and directors and by Al Yousuf LLC.
(15)	Information based on an Amendment No. 2 to Schedule 13D filed by Al Yousuf LLC and its affiliates on October 8, 2010, as adjusted to give effect to the Consolidation.
(16)
As a result of the Voting Agreements, Canon may be deemed to be the beneficial owner of all common shares held by Altair’s officers and directors and by Al Yousuf LLC.  Excludes approximately 37,125,983 common shares that may be acquired by Canon upon the Closing of the Common Share Issuance.  Such shares are not included in this number because certain mutual conditions to the Closing of the Common Share Issuance have not been satisfied.

If the Common Share Issuance does not close, the table set forth below is information with respect to beneficial ownership of common shares as of March 31, 2011 by the named executive officers of the Corporation, by each of the directors of the Corporation, by all current executive officers and directors of the Corporation as a group and by each person known to the Corporation to beneficially own 5% or more of the outstanding common shares.  The “named executive officers” are the Corporation’s Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers for 2010.  Unless otherwise indicated, each person named in the table has sole voting and investment power with respect to the common shares identified as beneficially owned.  The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

Title of Class	Name of Officer or Director	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Common	Terry M. Copeland (Chief Executive Officer and Director)	132,038(3)	*
Common	John C. Fallini (Chief Financial Officer and Secretary)	49,250(4)	*
Common	Bruce J. Sabacky (Vice President and Chief Technology Officer)	78,486 (5)	*
Common	Stephen A. Balogh (Vice President, Human Resources)	78,130(6)	*
Common	Daniel Voelker (Vice President, Engineering and Operations)	41,250(7)	*
Common	Jon N. Bengtson (Director)	57,523	*
Common	Hossein Asrar Haghighi (Director)	None(8)	N/A
Common	George E. Hartman (Director)	76,599(9)	*
Common	Pierre Lortie (Director)	61,580(10)	*
Common	Robert G. van Schoonenberg (Director)	55,090(11)	*
Common	Alexander Lee (Director)	None(8)	N/A
Common	All Current Directors and Officers as a Group	708,249(12)	2.6%
(13 persons)
Title of Class	Name and Address of 5% Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	Al Yousuf LLC Sheikh Zayed Rd., P.O. Box 25, Dubai, United Arab Emirates	5,098,966 (13)	18.9%

* Represents less than 1% of the outstanding common shares.

(1)
Includes all common shares issuable pursuant to the exercise of options and warrants that are exercisable on or before May 30, 2011, but does not include shares issuable pursuant to options and warrants exercisable on or before May 30, 2011 that are held by other persons or groups.  Does not include any common shares subject to options that are not exercisable on or before May 30, 2011 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the common shares, outside of the control of the optionee.

(2)
Based on 27,015,680 common shares outstanding as of March 31, 2011. Common shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable on or before May 30, 2011, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible and exercisable securities, but not for purposes of calculating any other person’s percentage ownership.

(3)	Includes 129,691 common shares subject to options granted to Mr. Copeland pursuant to the 2005 Plan.
(4)	Includes 47,500 common shares subject to options granted to Mr. Fallini pursuant to the 2005 Plan.
(5)	Includes 6,250 common shares subject to options granted to Mr. Sabacky pursuant to the 1998 Plan and 68,957common shares subject to options granted to Mr. Sabacky pursuant to the 2005 Plan.
(6)
Includes 67,679 common shares subject to options granted to Mr. Balogh pursuant to the 2005 Plan.  Includes 5,750 common shares owned by Linda Balogh, the spouse of Mr. Balogh and 2,126 common shares held in a family trust.

(7)	Includes 41,250 common shares subject to options granted to Mr. Voelker pursuant to the 2005 Plan.
(8)
As an employee of Al Yousuf LLC, Mr Haghighi and Mr. Lee assign any common shares subject to options or common share awards earned in connection with their Director’s seat to Al Yousuf LLC.  As such, Mr Haghighi and Mr. Lee do not have voting or disposition rights over the common shares awarded to him.

(9)	Includes 18,750 common shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan. Includes 125 common shares owned by Julie Bredin, the spouse of Mr. Hartman.
(10)	Includes 9,166 common shares subject to options granted to Mr. Lortie pursuant to the 2005 Plan.
(11)	Includes 8,602 common shares held by a family trust.
(12)	Includes 462,060 common shares subject to options granted to officers and directors pursuant to the 1998 Plan and the 2005 Plan.
(13)	Information based on an Amendment No. 2 to Schedule 13D filed by Al Yousuf LLC and its affiliates on October 8, 2010, as adjusted to give effect to the Consolidation.

Certain Relationships and Related Transactions

Share Subscription Agreement

The Corporation entered into the Share Subscription Agreement with Canon on September 20, 2010 with respect to the Common Share Issuance.  Pursuant to the terms of the Share Subscription Agreement, Canon has agreed to acquire the number of common shares such that immediately following Closing it will own 51% of the Corporation’s outstanding common shares on a fully diluted basis.  The purchase price will be approximately $1.5528 per share.  Based upon the number of common shares and the rights to acquire common shares outstanding as of March 31, 2011, we estimate that the number of shares to be purchased will be 37,125,983, at an aggregate purchase price of $57,649,059.92.  If we issue additional common shares prior to closing, as permitted by the SSA Amendment, the number of shares to be purchased, and the aggregate purchase price, will increase.  Mr. Yincang Wei, one of the director nominees, is the sole shareholder and the Chairman of Canon.  Simultaneous to their execution of the Share Subscription Agreement, the Corporation and Canon also entered into an Investor Rights Agreement, pursuant to which the Corporation has granted certain rights to Canon, including (i) rights to proportional representation on the Board of Directors, (ii) the right to cause the Corporation to file a shelf registration statement two years after closing, together with certain demand and piggy-back registration rights, (iii) certain indemnification rights related to the registration rights, and (iv) an option to purchase common shares of the Corporation at market price in an amount sufficient to maintain proportionate ownership in connection with future dilutive issuances.

We entered into the SSA Amendment with Canon on February 16, 2011. The SSA Amendment (a) extended the closing deadline and closing date under the Agreement to May 17, 2011 in order to permit the resolution of certain technology transfer issues and other matters, (b) authorized us to raise additional capital from third parties prior to May 1, 2011, subject to a dilution limit of less than 20% of outstanding common shares, and a further limit of US$7,500,000 in aggregate offerings if any issuance will be made at per share price, taking into account the implied value of any warrants issued in connection with such issuance, lower than $1.5528; (c) authorized Canon to terminate the Share Subscription Agreement if we issue our common shares prior to closing at a per share price, taking into account the implied value of any warrants issued in connection with such issuance, lower than $1.5528; and (d) defers the purchase and sale of nano lithium titanate under the existing Supply Agreement.

In addition, the Corporation, Altairnano, Inc., an indirect subsidiary of the Corporation, and Zhuhai Yintong Energy Company Ltd. (“YTE”) entered into a Conditional Supply and Technology Licensing Agreement (the “Supply Agreement”) on September 20, 2010.  Pursuant to the Supply Agreement, YTE has agreed to purchase nLTO, 11 Ahr battery cells and a 1 megawatt ALTI-ESS system from the Corporation for an aggregate purchase price of $6.6 million for delivery in 2010 and 2011.   The purchases are subject to certain terms and conditions set forth in the Supply Agreement, including the right of YTE to cancel its orders for nLTO if the Share Subscription Agreement terminates under certain circumstances and the conditioning of the purchase of the battery cells and ALTI-ESS upon availability of the products for shipping and the closing of the Common Share Issuance.  Pursuant to the SSA Amendment, YTE’s obligation to purchase the remainder of the nano lithium titanate has been deferred until the parties reach mutually satisfactory resolution on certain technical issues relating to the transfer of technology.  The Supply Agreement also includes an agreement by the Corporation to license its nLTO manufacturing technology at no cost to the owner of a manufacturing facility in China, as long as the Corporation owns a majority of the owner of such facility.  In addition, under the Supply Agreement, the Corporation grants to YTE a license to use the Corporation’s battery technology to manufacture batteries during a term commencing on the effective date of the Supply Agreement and continuing as long as YTE purchases at least 60 tons of nLTO annually.  The battery technology license is exclusive in China (including Taiwan, Hong Kong and Macau) as long as YTE purchases at least 1,000 tons of nLTO per year after 2010 and is non-exclusive in the remainder of Asia (excluding the Middle East), Australia and New Zealand. YTE is an indirect majority-owned and the primary operating subsidiary of Canon.  Mr. Yincang Wei and Mr. Guohua Sun, each a director nominee, are the Chairman and a Director of YTE, respectively.

Voting Agreements

In connection with the Share Subscription Agreement, Canon entered into Voting Agreements (the “Voting Agreements”) with the directors and executive officers of the Corporation and with Al Yousuf LLC, the largest single shareholder of the Corporation.  In the Voting Agreements, Altair’s executive officers and directors, and Al Yousuf LLC, have agreed to vote all of the Corporation’s common shares owned by such person to approve the Common Share Issuance.  Each of them has also agreed to not vote any such shares in favor of, or consent to, and to vote against and not consent to, the approval of any (i) Acquisition Proposal (as defined below), (ii) reorganization, recapitalization, liquidation or winding-up of the Corporation or any other extraordinary transaction involving the Corporation, (iii) corporate actions that would frustrate the purposes, or prevent or delay the consummation of the transactions contemplated by the Share Subscription Agreement, or (iv) other matters relating to, or in connection with, any of the foregoing.  The Corporation’s executive officers and directors, and Al Yousuf LLC, have also granted to Canon an irrevocable proxy appointing Canon as attorney-in-fact and proxy, with full power of substitution, for and in such shareholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner described in the preceding paragraph, as Canon deems appropriate.  Each shareholder revokes any and all previous proxies granted with respect to their shares.

The Voting Agreements terminate upon (a) the earlier of (i) the termination of the Share Subscription Agreement, or (ii) the Closing, or (b) at any time upon written notice by Canon to such executive officer or director.  In addition to the termination triggers described in the preceding sentence, the Voting Agreement entered into by Al Yousuf LLC will also terminate if the transactions contemplated by the Share Subscription Agreement have not occurred by January 31, 2011.  So long as the Voting Agreements are effective, the officers and directors of the Corporation, and Al Yousuf LLC, have agreed not to grant any proxy or power of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any shares, or to acquire, sell, assign, transfer, pledge, encumber, or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, pledge, encumbrance or other disposition of, any shares.

An “Acquisition Proposal” is defined as, other than the transactions contemplated by the Share Subscription Agreement, any offer, proposal or inquiry relating to, or any third party indication of interest in:

●
any acquisition or purchase, direct or indirect, of 15% or more of the Corporation’s consolidated assets or 15% or more of any class of equity or voting securities of the Corporation or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the Corporation’s consolidated assets,

●
any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party’s beneficially owning 15% or more of any class of equity or voting securities of the Corporation or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the Corporation’s consolidated assets,

●
a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Corporation or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the Corporation’s consolidated assets, or

●
any other transaction or series of transactions for financing or investment in the Corporation that could reasonably be expected to impede, interfere with, prevent or materially delay the transactions contemplated by the Share Subscription Agreement or that could reasonably be expected to dilute materially the benefits to Canon of the transactions contemplated thereby.

Waiver and Rights Agreement

The Corporation entered into a Waiver and Rights Agreement with Al Yousuf LLC on September 20, 2010.  Under the Waiver and Rights Agreement, Al Yousuf LLC has waived its right of first offer with respect to the Common Share Issuance.  Al Yousuf LLC has also agreed that, with respect to any underwritten demand registration under its pre-existing registration rights agreement with the Corporation, to the extent Canon exercises piggyback registration rights under the Investor Rights Agreement and there is an underwriter cutback, Canon and Al Yousuf LLC will participate on a pro rata basis proportionate to their share ownership.

               The Corporation has agreed that, following the closing of the Common Share Issuance, Al Yousuf LLC will have the right to designate one director until such time as Al Yousuf LLC holds less than 5% of the Corporation’s outstanding common shares on a fully-diluted basis.  During the period the Corporation has only nine directors, the parties agree that the director appointed by Al Yousuf LLC will be one of the independent directors of the Corporation and serve as a member of the audit committee of the Board.

                The Corporation has further agreed that, at its next annual shareholder meeting following the closing of the transactions contemplated by the Share Subscription Agreement or if the Board decided to call a special shareholder meeting, at such shareholder meeting, it will propose to amend its articles to increase the size of the Board to no less than eleven directors and to nominate two new directors to the Board, one of whom to be designated by Canon and the other to be an independent director nominated by the Board pursuant to Altair’s then-existing director nomination practice.  Canon and Al Yousuf LLC have agreed to vote their common shares in favor of such proposal and the election of the two new directors.

Under the Waiver and Rights Agreement, the parties have agreed that, upon closing of the Common Share Issuance, the lock up provisions applicable to the shares Al Yousuf LLC acquired from the Corporation will terminate.  Also, Al Yousuf LLC may elect to first offer to Canon the right to purchase such shares from Al Yousuf LLC in connection with any proposed sale of shares by Al Yousuf LLC.

Compensation, Nominating and Governance Committee

The Compensation, Nominating and Governance Committee discharges the Board’s responsibilities relating to compensation of the Corporation’s directors and officers, oversees and monitors the Corporation’s management in the interest and for the benefit of the stockholders and assists the Board by identifying and recommending individuals qualified to become directors.  The Compensation, Nominating and Governance Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Corporation.

Committee Membership and Independence

The members of the Compensation, Governance and Nominating Committee as of the date of this Information Statement are Robert van Schoonenberg (Chair), Alexander Lee and Jon Bengtson, each of whom is independent under NASDAQ’s listing standards.  The Compensation, Governance and Nominating Committee met six times during 2010, two times in person and four times by telephone.  If the Common Share Issuance is completed at the time of the Meeting, it is undetermined at this time as to who the members of the Compensation, Governance and Nominating Committee will be at the closing of the Common Share Issuance.  However, it is anticipated that the members of such committee will all be Canon Nominees.

The charter governing operations of the Compensation, Governance and Nominating Committee was adopted in April 2004 and updated in February 2007, and is available at the Corporation’s website at www.altairnano.com under “Investors” - “Governance.”  If the Common Share Issuance is completed, this charter will be amended as of the closing of the Common Share Issuance in order to eliminate any requirement that the committee members be independent, as long as the Corporation is a “Controlled Company” under NASDAQ Rule 5615 (c)(1).

Nomination of Directors

The purpose of the Compensation, Nominating and Governance Committee related to nomination of directors and corporate governance matters is (i) to recommend to the Board the slate of director nominees for election to the Corporation’s Board, individuals to fill Board vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board, and (ii) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

In identifying nominees for directors, the Compensation, Nominating and Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Corporation, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board.  The Compensation, Nominating and Governance Committee considers candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders and may, but is not required to, consider candidates proposed by management.

Board Diversity

In identifying nominees, the Compensation, Nominating and Governance Committee does not have a formal policy regarding the consideration of gender, race, sexual preference, religion and other traits typically associated with the term “diversity.”  As described in “Nomination for Directors” above, the Compensation, Nominating and Governance Committee considers it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills, but has not adopted any formal policy.

Shareholder Suggestions for Nominees and Communications with the Board

The Board will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address and telephone number of and number of common shares owned by the shareholder making the recommendation.  Recommendations should be sent to the Secretary of the Corporation at the address first set forth above. Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

Shareholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Corporation at the address of the Corporation first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate.  All communications received by mail are forwarded to the directors to which they are addressed unless the communications contain information substantially similar to that forwarded by the same shareholder, or an associated shareholder, within the past 90 days.

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

The current members of the Compensation, Governance and Nominating Committee are Robert van Schoonenberg (Chair), Alexander Lee and Jon Bengtson.  Prior to May 24, 2010, the members of the Compensation, Governance and Nominating Committee were Pierre Lortie (Chair), Robert van Schoonenberg and Alexander Lee.  On May 24, 2010, Mr. Bengtson was appointed to, and Mr. Lortie was removed from, the Compensation, Governance and Nominating Committee.  None of Messrs. Lortie, van Schoonenberg, Bengtson or Lee, is currently, or has formerly been, an officer or employee of the Corporation or any of its subsidiaries.  The Corporation had no relationship during 2010 requiring disclosure under Item 404 of Regulation S-K with respect to any of the persons who served on the Compensation, Governance and Nominating Committee during 2010.

Compensation Discussion and Analysis

Pursuant to Item 402(b) of Regulation S-K promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), the following discussion is meant to provide an overview of the material elements of the Corporation’s compensation policy (the “Compensation Policy”).  The following discussion is meant to be a principle-based discussion of the Corporation’s compensation policies and provide context to the tables that follow.  Specific reference to disclosures in the compensation tables will be discussed in narrative descriptions following the respective compensation tables.

Compensation Philosophy

The objectives of our executive officer compensation policy are to attract and retain talented and dedicated executives, to tie compensation to the achievement of specified short-term and long-term performance objectives, and to align executives’ incentives with the creation of shareholder value. The Compensation, Nominating and Governance Committee approves and annually evaluates the Corporation’s compensation policies applicable to, and the performance of, the Corporation’s executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers identified in the Summary Compensation Table on page 41 (referred to as the “named executive officers”).

The following objectives guide compensation decisions:

-	Provide a competitive total compensation package that enables the Corporation to attract and retain key executive talent;
-	Ensure that compensation policies and practices are consistent with effective risk management;
-	Align key elements of compensation with the Corporation’s annual and long-term business strategies and objectives; and
-	Provide a mix of base compensation and performance-based compensation that directly links executive rewards to the performance of the Corporation and shareholder return.

Elements of Executive Compensation

The principal components of compensation for the Corporation’s named executive officers are as follows:

-	Base salary;
-	Annual incentive bonus; and
-	Long-term equity-based incentives, primarily stock options.

Named executive officers are entitled to benefits generally available to all full-time salaried employees of the Corporation.  These benefits include up to 5 weeks per-year of paid time off for medical and vacation leave, subsidized group health plan coverage offered to all salaried employees of the Corporation, and eligibility to participate in the Corporation’s 401(k) Profit Sharing Plan (the “401(k) Plan”), matching contributions under the 401(k) Plan in an amount up to the greater of 50% of the first $2,500 contributed or 3% of the employee’s base salary.  As explained in “Termination and Change of Control Agreements” below, certain named executive officers may be entitled to severance payments in connection with a change of control or termination of their employment.  Other than as described above, the named executive officers are not provided with special benefits or perquisites such as company cars, enhanced medical plans or dental plans.

Determination of Compensation

In order to evaluate the competitiveness and appropriateness of the Corporation’s total compensation and mix of compensation for executive officers, the Compensation, Nominating and Governance Committee reviews data on the base salary, annual incentive bonus and equity-based incentive compensation for various executive positions, as well as the mix of compensation components, of executive officers of a benchmark group of fifteen companies in the alternative energy business sector of reporting public companies with annual revenues of less than $100 million and with a market capitalization of less than $850 million.  Equilar, an independent company,  produces all compensation reports.

In addition to the benchmark company information, in determining the amount of and mix of compensation, the Compensation, Nominating and Governance Committee considers evaluations of the Chief Executive Officer by each of the directors of the Corporation and each of his direct report executives, the recommendations of the Chief Executive Officer and Vice President of Human Resources with respect to officers other than the Chief Executive Officer, the performance of each executive officer against pre-determined business goals and objectives and the potential role of each executive in the strategic plan of the Corporation. Subject to adjustment upward or downward based upon the various evaluations, the Compensation, Nominating and Governance Committee generally targets base compensation and equity-based incentive awards near the median of the benchmark group and targets annual incentive bonus near the 75th percentile of the benchmark group detailed below:

Active Power	Plug Power
Ballard Power Systems	Quantum Fuel Systems Technology
Beacon Power	Raser Technologies
C&D Technologies	Satcon Technology
Capstone Turbine	Ultralife
Comverge	UQM Technologies
Ener1	Valence Technology
Maxwell Technologies

Mix of Compensation

The Compensation, Governance and Nominating Committee believes that a significant percentage of the annual compensation of the named executive officers should be at-risk. During 2010, between approximately 39% and 52% of the named executive officers’ potential annual compensation was dependent upon the achievement of corporate goals.  In addition, stock options granted to the Corporation’s named executive officers for retention and incentive purposes generally vest over a period of four years.

The percentage of compensation at risk increases as the level of position increases, with the top figure in the range set forth above being that of the Corporation’s Chief Executive Officer. This provides additional upside potential and downside risk for senior positions, recognizing that these roles have greater influence on the Corporation’s performance.

Base Salary

Base salaries for the named executive officers are established based on the scope of their responsibilities, their skills and their historical and potential contributions to the Corporation, as well as the compensation paid by benchmarked companies for similar positions. Generally, base salaries are targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at benchmark companies, in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

The base salaries of the named executive officers for 2011 and as of the date of this Circular are as follows:

Name	2011 Base Salary ($)
Terry M. Copeland, President, Chief Executive Officer	325,000
John C. Fallini, Chief Financial Officer	230,006
Bruce J. Sabacky, Vice President & Chief Technology Officer	225,000
Daniel Voelker, Vice President Engineering and Operations	205,000
Stephen Balogh, Vice President Human Resources	193,800

No adjustments were made to base salaries of the named executive officers during 2010 or, to date during 2011.

Annual Incentive Bonus

The annual incentive bonus is intended to compensate executives for achieving corporate goals.  One hundred percent of each named executive officer’s annual incentive bonus is contingent upon the Corporation achieving pre-determined financial and operational goals.

Decisions with respect to annual incentive bonus are made after the end of each fiscal year.  At the beginning of each year, the Compensation, Nominating and Governance Committee sets annual performance goals, a target and maximum incentive bonus amount, and a formula for determining the amount, if any, of the bonus each executive officer is entitled to receive.  Annual incentive bonuses are paid 60% in cash and 40% in common shares.  For purposes of determining the number of common shares an employee is issued as part of a stock bonus, the Corporation uses the volume weighted average market value of the Corporation’s common shares for the applicable fiscal year.  The Compensation, Nominating and Governance Committee reserves the right to award annual incentive bonuses above or below formula-determined amounts as it deems appropriate.

Targets and Results for 2010.

During 2010, each named executive officer was eligible for target annual incentive bonuses ranging from 60% to 80% of his base salary, depending on his position.  Of these amounts, 100% was tied to the achievement of corporate goals as follows: a total revenue goal of $13 million (40% weighting), order backlog of $44.5 million (30% weighting), current assets at year end, less short-term investments in available for sale securities, $16.9 million (25% weighting) and a safety OSHA incidence rate of 2.65 (5% weighting), all in line with the Corporation’s board-approved budget.  The Compensation, Governance and Nominating Committee reserved the discretion to award, or to deny, annual incentive bonuses whether or not performance targets were achieved, as it deemed appropriate.  Decisions with respect to incentive bonuses for 2010 were made at a meeting of the Compensation, Nominating and Governance Committee based upon year-end information on March 25, 2011.  Pursuant to the formula included in the 2010 incentive plan, the Compensation, Nominating and Governance Committee determined that no named executive officer was entitled to a bonus for 2010.

Name	Minimum/Target Incentive Bonus Opportunity (payout as a % of base salary)	Maximum Incentive Bonus Opportunity (payout as a % of base salary)
Terry M. Copeland, President, Chief Executive Officer	80	120
John C. Fallini, Chief Financial Officer	60	90
Bruce J. Sabacky, Vice President & Chief Technology Officer	60	90
Stephen Balogh, Vice President Human Resources	60	90
Daniel Voelker, Vice President Engineering and Operations	60	90

Bonuses would have been paid 60% in cash and 40% in common shares for each named executive officer.

Targets for 2011 Results.

During 2011, the Compensation, Governance and Nominating Committee decided to defer the establishment of corporate financial and operational goals for the annual incentive bonus plan.  The Compensation, Governance and Nominating Committee supports the concept of a variable pay program for the executive officers and employees of the Company,  but has determined that appropriate financial and operational  targets cannot be considered  until  after the Share Subscription Agreement is concluded. The Compensation, Governance and Nominating Committee reserves the right to make discretionary bonuses from time to time if a plan is not formulated and approved after the Share Subscription Agreement is completed.

Long-Term Equity-Based Incentives

The Corporation’s 2005 Stock Incentive Plan (Amended and Restated) (the “2005 Plan”) was adopted at the Corporation’s Annual Meeting of Shareholders in May 2005 and amended and restated in 2007 to increase the number of eligible shares. Under the 2005 Stock Plan, the Corporation is authorized to issue equity-based awards, including stock options, stock bonuses, restricted stock, stock appreciation rights, and performance-based awards, with respect of up to 2,250,000 common shares.  Each of the Compensation, Governance and Nominating Committee and the Board has joint authority to grant awards under the 2005 Plan.

The Corporation had previously authorized its 1998 Stock Option Plan (the “1998 Plan”), under which an aggregate of 45,375 awards continue to be outstanding as of March 31, 2010 (adjusted for the Consolidation); however, awards can no longer be granted under this plan.

The Corporation’s long-term equity-based incentive program is focused on rewarding performance that enhances shareholder value. The program involves the periodic grant of options to purchase common shares in order to provide executive officers with the opportunity to purchase an equity interest in the Corporation and to share in the appreciation of the value of the Corporation’s common shares.

The Compensation, Governance and Nominating Committee periodically considers whether or not to grant additional stock options in order to maintain the overall competitiveness of the Corporation’s compensation package for each named executive officer and to ensure that executives, particularly executives whose other stock options have vested and/or been exercised, have an incentive to remain with the Corporation long term and to increase shareholder value.  Factors weighed in determining whether to make, and the amount of, these grants include the above-described review of benchmark compensation data and assessment of past performance, retention considerations, information regarding each named executive officer’s existing equity and stock option ownership, potential shareholder dilution and the expense to the Corporation pursuant to Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board (“FASB ASC Topic 718”). Such options generally have an exercise price equal to the market price on the date of grant or the market price on the date of grant plus a premium over that price, a ten-year term and vest over a four-year term.

In addition, from time to time stock option grants are made to newly hired employees based on their level of responsibility and competitive practices.

Annual Grants.

Terry Copeland was awarded an annual grant of options to purchase 100,000 common shares at an exercise price of $4.40 on January 15, 2010 (adjusted to give effect to the Consolidation).  All options have a ten-year term and vest 25% per year on the anniversary date of the respective grant.

The other named executive officers were granted annual stock options to purchase an aggregate of 100,000 common shares at an exercise price of $4.40 per share on January 15, 2010 (adjusted to give effect to the Consolidation).  The individual annual stock option grants are: Stephen Balogh (22,500 shares); John Fallini (27,500 shares); Bruce Sabacky (22,500 shares), and Daniel Voelker (27,500 shares) (all adjusted to give effect to the Consolidation).  The options have a ten-year term and vest 25% annually over a four-year period.

In connection with a promotion, Daniel Voelker was issued stock options to purchase an aggregate of 12,500 common shares at an exercise price of $4.40 per share on June 15, 2010 (adjusted to give effect to the Consolidation).  The options have a ten-year term and vest 25% annually over a four-year period.

No annual grants have been made to date during 2011.

As a matter of best practice, we will continue to monitor our compensation program to ensure that it continues to align the interests of our executives with those of our long-term stockholders while avoiding unnecessary or excessive risk.

Compensation Adjustments

The Corporation may increase or, subject to contractual or other restrictions decrease an executive’s overall compensation at any time during any fiscal year after considering several factors, including level and scope of responsibilities, contribution to overall corporate performance and achievement of personal goals and objectives.

The Compensation, Nominating and Corporate Governance Committee determined that it was appropriate to review and adopt certain compensation practices that discourage unnecessary or excessive risk taking, such as a recoupment or “clawback” policy.  In February 2010, our Compensation, Nominating and Corporate Governance  Committee approved a recoupment policy under which our Compensation Committee has the sole and absolute authority, to the full extent permitted by applicable law, to require that each executive officer agree to reimburse the Corporation for all or any portion of any  annual incentive bonus  if:

(1)  the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement,

(2)  in the view of our Compensation, Nominating and Governance Committee, the executive engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by us, and

(3) a lower payment would have occurred based upon the restated financial results.

In each such instance, we will, to the extent practicable and allowable under applicable laws, require reimbursement of any bonus in the amount by which the executive’s annual bonus for the relevant period exceeded the lower payment that would have been made based on the restated financial results, provided that we will not seek to recover bonuses paid more than one year prior to the date the need for such material financial restatement is determined.

Termination and Change-of-Control Agreements

Severance Provisions in Employment Agreements.  The employment agreements of all of the named executive officers provide for termination and change of control benefits as follows:

If the officer’s employment is terminated by the officer for good reason, which includes, among other things, (a) the Corporation requiring the officer to relocate his place of employment without the officer’s consent, or (b) a material adverse change in the officer’s title, position, and/or duties 90 days before or within one year after a change of control, the officer is entitled to a severance benefit equal to his base salary and health benefits for one year.  This one-year base salary severance benefit will be extended to 16 months if either the officer was required to relocate more than 50 miles in order to commence employment and the termination occurs within two years of commencement of employment, or the officer later consents to a relocation of his employment and the termination occurs within two years of such voluntary relocation.

If the officer’s employment is terminated by the Corporation without cause, the officer is entitled to a severance benefit equal to his base salary for one year, health benefits for 18 months, and a lump sum bonus payment equal to the product of (a) 60% of his base salary paid for the year in which his termination occurred, multiplied by (b) a fraction, the numerator of which is the number of days that have elapsed during the then-current calendar year and the denominator of which is 365. The one-year base salary severance benefit will be extended to 16 months if either the officer was required to relocate more than 50 miles in order to commence employment and the termination occurs within two years of commencement of employment, or the officer later consents to a relocation of his employment and the termination occurs within two-years of such voluntary relocation.

The officer is not entitled to any severance if his employment is terminated at any time by the Corporation with cause or by the officer without good reason.

Dr. Copeland’s current base salary is $325,000 per year; Mr. Fallini’s current base salary is $230,006 per year; Mr. Voelker’s current base salary is $205,000 per year; Mr. Balogh’s current base salary is $193,800 per year; and Mr. Sabacky’s current base salary is $225,000 per year.

Acceleration of Vesting of Options.  The employment agreements of each of the named executive officers require that all options and other equity awards granted to the named executive officer provide that the award immediately vests as of the effective date of a “Change of Control Event”.  A “Change of Control Event” is defined in the agreement to mean (a) any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor (other than a transaction effective solely for the purpose of changing the jurisdiction of incorporation of the Corporation), (b) the sale, transfer or other disposition of all or substantially all of  the Corporation’s assets to another entity, (c) the acquisition by a single person (or two or more persons acting as a group, as a group is defined for purposes of Section 13(d)(3) under the Securities Exchange Act of 1934, as amended) of more than 40% of the outstanding common shares.  We believe that the closing of the Common Share Issuance will qualify as a Change of Control Event under these agreements.

The following table provides information relating to the number of options that are unvested as of December 31, 2010 that would vest immediately for each named executive officer if a change in control event were to have occurred as of December 31, 2010:

Name	Number of Securities Underlying Unvested Options that Would Vest Upon a Change of Control Event
Terry Copeland, President, Chief Executive Officer and Director	176,560
John C. Fallini, Chief Financial Officer	65,000
Bruce J. Sabacky, Vice President & Chief Technology Officer	50,624
Stephen Balogh, Vice President Human Resources	49,374
Daniel Voelker, Vice President Engineering and Operations	83,750

Explanation of Change of Control Policies.  The Compensation, Nominating and Governance Committee believes that providing a reasonable severance arrangement tied to termination without cause is essential to attracting and retaining talented executive officers.  In addition, the Compensation, Nominating and Governance Committee believes that the severance arrangements provided to certain of its named executive officers serve the best interests of the Corporation and its shareholders by ensuring that, if a hostile or friendly change of control is under consideration, its executives will feel secure enough about their post-transaction financial future that they will advise the Board about the potential transaction without consideration, or with lessened consideration, of any adverse effect of the transaction on their future employment and compensation.  The Compensation, Nominating and Governance Committee believes that its inclusion of a “double trigger,” i.e. both a change of control and a subsequent termination or adverse action, is appropriate because it reasonably balances the needs of the executive and of the Corporation.  The provision protects the executive if his status is changed following a change of control but protects the Corporation and its successors because it does not provide for severance payments if the Corporation or successor permits the employee to remain in the same position in the same place.   The Corporation has no other severance agreements in place with its named executive officers.

Stock Ownership Guidelines

Our stock ownership guidelines (effective January 1, 2010) are designed to encourage our named executive officers and non-employee directors to achieve and maintain an equity stake in the Corporation and more closely align his or her interests with those of our stockholders.

Upon recommendation of the Compensation, Governance and Nominating Committee, the Board has adopted stock ownership guidelines for directors.  Under these guidelines, non-employee directors are required to own, within one year of becoming a director, a number of common shares equal to at least 5,000 shares (adjusted to give effect to the Consolidation).  Shares counted towards this guideline include any shares held by the director directly or through a broker, including shares vested under restricted stock grants.

The Board also has adopted, on recommendation of the Compensation, Governance and Nominating Committee, stock ownership guidelines applicable to the Corporation’s executive officers.  Under these guidelines, the Corporation’s Chief Executive Officer is expected to hold an investment level of at least 6,250 common shares and other executive officers are expected to hold at least 3,750 common shares (all adjusted to give effect to the Consolidation).  Executives are expected to comply with these guidelines within three years.

In addition, the guidelines include retention requirements for stock option exercises under which executives must retain certain common shares acquired upon exercise of a stock option.  Executive officers who do not yet satisfy the ownership guidelines must retain 50% of the shares acquired on exercise remaining after the sale of shares sufficient to cover the exercise price of the option and taxes.

An annual review will be conducted by the Compensation, Nominating and Governance Committee to assess compliance with the guidelines and to review the guideline policy.

Role of Executive Officers in Determining Executive Pay

The Compensation, Nominating and Governance Committee makes all decisions with respect to base compensation, annual incentive compensation and the award of stock options to the executive officers of the Corporation, including all named executive officers.  Such authority may not be delegated to another person other than, as appropriate, the entire Board.

At the end of each fiscal year, the Corporation’s Vice President of Human Resources and Chief Executive Officer are responsible for evaluating the performance of each named executive officer (and other officers) against corporate and individual performance objectives and for submitting a report to the Compensation, Nominating and Governance Committee detailing the results of their evaluations.  In connection with this report, each of the Vice President of Human Resources and Chief Executive Officer make recommendations to the Compensation, Nominating and Governance Committee with respect to compensation matters related to the prior year, including employee-specific recommendations but not with respect to himself.  In addition, each of the two officers makes recommendations to the Compensation, Nominating and Governance Committee with respect to compensation matters related to the upcoming year, including employee-specific recommendations (but not with respect to himself) and strategic and design recommendations.  The Compensation, Nominating and Governance Committee considers these recommendations, and the report of these officers, among other factors by the Compensation, Nominating and Governance Committee as it makes prior-year and coming-year compensation decisions.

Compensation Consultant

The Compensation, Nominating and Governance Committee retains Radford, an AON Consulting Corporation (“Radford”) to provide ongoing advice and information regarding design and implementation of the Corporation’s executive compensation programs.  Radford also provides information and updates to the Compensation, Nominating and Governance Committee about regulatory and other technical developments that may affect the Corporation’s executive compensation programs.  In addition, Radford provides the Committee with competitive market information, analyses and trends on base salary, short-term incentives and long-term incentives.

The Compensation, Nominating & Governance Committee believes that Radford provides candid, direct and objective advice to the Committee, which is not influenced by any other services provided by Radford.  To ensure independence:

•	the Compensation, Nominating & Governance Committee directly hired and has the authority to terminate Radford;
•	Radford is engaged by and reports directly to the committee chair;
•	Radford has direct access to all members of the Compensation, Nominating & Governance Committee during and between meetings; and
•
interactions between Radford and management generally are limited to discussions on behalf of the Compensation, Nominating & Governance Committee and information presented to the committee for approval.

Neither Radford, nor any of its affiliates, provides any other services to the Corporation.

Tax and Accounting Considerations

Accounting Treatment

The Corporation previously adopted Standard of Financial Accounting Standards No. 123(R), Share-Based Payment (as well as its successor, Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board), which requires companies to expense the costs of stock-based compensation in their financial statements.  Accordingly, the Corporation began recording stock-based compensation expense in the income statement in 2006.  The fair value of each award is estimated on the date of grant, using the Black-Scholes option-pricing model.  Once the fair value of each award is determined, it is expensed in the income statement over the vesting period.

Deductibility of Executive Compensation

Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid during a tax year to the company’s Chief Executive Officer or to any of the company’s four other most highly compensated executive officers who are still employed at the end of the tax year.  The limit does not apply to compensation that meets the requirements of Code Section 162(m) for “qualified performance-based” compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the company’s shareholders).

The Compensation, Governance and Nominating Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code.  In certain situations, the Compensation, Governance and Nominating Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. Stock option grants in 2009 and 2010 were intended to constitute “qualified performance-based compensation” under Section 162(m); however, the Corporation’s 2010 annual performance bonus would not have been, and the Corporation’s 2011 annual performance bonus will not be, “qualified performance-based compensation” because the Corporation does not have shareholder-approved performance criteria for its cash incentive plan.  In 2010, none of the named executive officers, received base pay, annual bonus and other compensation in an amount in excess of the $1 million deduction limit.

Compensation, Nominating and Governance Committee Report

The Compensation, Nominating and Governance Committee has reviewed and discussed the Compensation Discussion & Analysis section included in this Management Proxy Circular with management.  Each member of the Compensation, Nominating and Governance Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts from which the Compensation, Nominating and Governance Committee receives information, and (ii) the accuracy of the financial and other information provided to the Compensation, Nominating and Governance Committee by such persons, professionals or experts absent actual knowledge to the contrary.

Based upon that review and related discussions, the Compensation, Nominating and Governance Committee recommends to the Corporation’s Board that the Compensation Discussion & Analysis contained herein be included in this Circular and Proxy Statement.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

Robert van Schoonenberg
Alexander Lee
Jon Bengtson

April  [ ], 2011

Executive Compensation

(a)           Summary Compensation Table

The following table provides details with respect to the total compensation of the Corporation’s named executive officers during the years ended December 31, 2010, 2009 and 2008:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compen-sation (2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation (3) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Terry Copeland, President, Chief Executive Officer and Director	2010	325,000	Nil	Nil	269,880	Nil	Nil	9,750	604,630
	2009	325,000	Nil	Nil	229,057	Nil	Nil	9,750	563,807
	2008	322,302	Nil	Nil	373,451	Nil	Nil	6,750	702,503
John C. Fallini, Chief Financial Officer	2010	230,006	Nil	Nil	74,217	Nil	Nil	2,919	307,142
	2009	230,006	Nil	Nil	83,294	Nil	Nil	Nil	313,300
	2008	167,197	Nil	Nil	232,029	Nil	Nil	3,715	402,941
Bruce J. Sabacky, Vice President & Chief Technology Officer	2010	225,000	Nil	Nil	60,723	Nil	Nil	6,750	292,473
	2009	225,000	Nil	Nil	83,294	Nil	Nil	6,750	315,044
	2008	225,001	Nil	Nil	199,232	Nil	Nil	6,750	430,983
Stephen Balogh, Vice President Human Resources	2010	192,123	Nil	Nil	60,723	Nil	Nil	5,814	260,337
	2009	192,123	Nil	Nil	83,294	Nil	Nil	5,814	281,231
	2008	192,868	Nil	Nil	131,300	Nil	Nil	5,814	329,982
Daniel Voelker, Vice President Engineering and Operations	2010	205,000	Nil	Nil	89,229	Nil	Nil	6,150	300,379
	2009	205,000	Nil	Nil	166,587	Nil	Nil	6,150	377,737
	2008	*	*	*	*	*	*	*	*

        * Compensation information not reported because such person was not a named executive officer during this calendar year.

(1)
The amounts in column (f) represents the grant date fair value of the stock option awards determined in accordance with Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board (“FASB ASC Topic 718”) pursuant to the Corporation’s stock incentive plans.  Assumptions used in the calculation of these amounts are included in Note 11 to the Corporation’s audited financial statements for the year ended December 31, 2010 included in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011, Note 11 to the Corporation’s audited financial statements for the year ended December 31, 2009 included in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2010 and in Note 11 to the Corporation’s audited financial statements for the year ended December 31, 2008 included in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2009.

(2)	Represents cash portion of annual incentive bonus earned with respect to indicated fiscal year. Bonuses are generally paid in the subsequent fiscal year.
(3)	Reflects value of matching contributions made by the Corporation in connection with the 401(k) Plan.

(b)           Grant of Plan-Based Awards Table

The following table provides details with respect to plan-based awards, if any, granted to the named executive officers during the year ended December 31, 2010 (with share and exercise price numbers adjusted to give effect to the Consolidation):

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards(1)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- Lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Target ($) (c)	Maximum ($) (d)	Target (#) (e)	Maximum (#) (f)	(g)	(h)	(i)	(j)
Terry Copeland, President, Chief Executive Officer and Director	1/15/10	Nil	Nil	Nil	Nil	Nil	100,000	4.40	269,880
		156,000	234,000	154,083	231,124	Nil	Nil	Nil	Nil
John C. Fallini, Chief Financial Officer	1/15/10	Nil	Nil	Nil	Nil	Nil	27,500	4.40	74,217
		82,802	124,203	81,785	122,677	Nil	Nil	Nil	Nil
Bruce J. Sabacky, Chief Technology Officer	1/15/10	Nil	Nil	Nil	Nil	Nil	22,500	4.40	60,723
		81,000	121,500	80,005	120,007	Nil	Nil	Nil	Nil
Stephen Balogh, Vice President Human Resources	1/15/10	Nil	Nil	Nil	Nil	Nil	22,500	4.40	60,723
		69,768	104,652	68,911	103,366	Nil	Nil	Nil	Nil
Daniel Voelker Vice President Engineering and Operations	1/15/10	Nil	Nil	Nil	Nil	Nil	40,000	4.40	89,229
		73,800	110,700	72,893	109,340	Nil	Nil	Nil	Nil

(1)
Amounts reflect potential, not actual, bonus amounts calculated based on the 2010 annual incentive bonus plan.  The target was based on achieving 100% of the Corporation performance goal, and the maximum is based on achieving 125% of the Corporation performance goal, which also is the bonus cap.  The named executive officers were not entitled to receive a bonus at a threshold below the target.  No bonus amounts will be paid out under the 2010 annual incentive bonus plan, as targets were not achieved.

(2)
These options were issued in connection with the 2010 annual grant of options.  As such, the vesting terms were set at 25% to vest in 2011, 25% to vest in 2012, 25% to vest in 2013, and 25% to vest in 2014.

(3)	The amounts in column (j) represent the grant date fair value of stock and option awards determined in accordance with ASC 718 “Stock Compensation” pursuant to the Stock Incentive Plans.

(c)           Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2010 (with shares and exercise price numbers adjusted to retroactively give effect to the Consolidation):

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Terry Copeland, President, Chief Executive Officer and Director	37,500(1)	Nil	Nil	16.56	11/15/2017
	9,376(2)	9,374(2)	Nil	14.88	1/15/2018
	6,250(3)	6,250(3)	Nil	8.72	4/15/2018
	9,376(4)	9,374 (4)	Nil	7.20	7/15/2018
	17,188(5)	51,562(5)	Nil	4.88	1/15/2019
	Nil	100,000(6)	Nil	4.40	1/15/2020
John C. Fallini, Chief Financial Officer	18,750(3)	18,750(3)	Nil	8.72	4/15/2018
	6,250(5)	18,750(5)	Nil	4.88	1/15/2019
	Nil	27,500(6)	Nil	4.40	1/15/2020
Bruce J. Sabacky, Vice President & Chief Technology Officer	6,250(7)	Nil	Nil	16.28	3/10/2015
	5,376(8)	Nil	Nil	13.68	3/10/2016
	10,000(9)	Nil	Nil	13.68	3/10/2016
	2,64210)	Nil	Nil	10.52	1/15/2017
	18,750(11)	Nil	Nil	10.52	1/15/2017
	9,376(2)	9,374(2)	Nil	14.88	1/15/2018
	6,250(5)	18,750(5)	Nil	4.88	1/15/2019
	Nil	22,500(6)	Nil	4.40	1/15/2020
Stephen Balogh, Vice President Human Resources	5,000(9)	Nil	Nil	13.68	3/10/2016
	12,500(7)	Nil	Nil	11.84	7/26/2016
	1,115(10)	Nil	Nil	10.52	1/15/2017
	18,750(11)	Nil	Nil	10.52	1/15/2017
	8,126(2)	8,124(2)	Nil	14.88	1/15/2018
	6,250(5)	18,750(5)	Nil	4.88	1/15/2019
	Nil	22,500(6)	Nil	4.40	1/15/2020
Daniel Voelker, Vice President Engineering and Operations	6,250(3)	6,250(3)	Nil	8.72	4/15/2018
	12,500(5)	37,500(5)	Nil	4.88	1/15/2019
	Nil	27,500(6)	Nil	4.40	1/15/2020
	Nil	12,500(12)	Nil	4.40	6/15/2020

(1)	Options vest over three years from date of grant: 25% vested immediately; 25% vested on November 15, 2008; 25% vested on November 15, 2009; and 25% vested on November 15, 2010.
(2)	Options vest over four years from date of grant: 25% vested on January 15, 2009; 25% vested on January 15, 2010; 25% vested on January 15, 2011; and 25% vest on January 15, 2012.
(3)	Options vest over four years from date of grant: 25% vested on April 15, 2009; 25% vest on April 15, 2010; 25% vest on April 15, 2011; and 25% vest on April 15, 2012.
(4)	Options vest over four years from date of grant: 25% vested on July 15, 2009; 25% vest on July 15, 2010; 25% vest on July 15, 2011; and 25% vest on July 15, 2012.
(5)	Options vest over four years from date of grant: 25% vested on January 15, 2010; 25% vest January 15, 2011; 25% vest on January 15, 2012; and 25% vest on January 15, 2013.
(6)	Options vest over four years from date of grant: 25% vested on January 15, 2011; 25% vest January 15, 2012; 25% vest on January 15, 2013; and 25% vest on January 15, 2014.
(7)	Options vest over three years from date of grant: 25% vested immediately; 25% vested on July 26, 2007; 25% vested on July 26, 2008; and 25% vested on July 26, 2009.
(8)	Options vested immediately on the grant date of March 1, 2006.
(9)	Options vest over three years from date of grant: 25% vested immediately; 25% vested on March 10, 2007; 25% vested on March 10, 2008; and 25% vested on March 10, 2009.
(10)	Options vested immediately on the grant date of January 15, 2007.
(11)	Options vest over two years from date of grant: 33% vested immediately; 33% vested on January 15, 2008; and 34% vested on January 15, 2009.
(12)	Options vest over four years from date of grant: 25% vested on June 15, 2011; 25% vest June 15, 2012; 25% vest on June 15, 2013; and 25% vest on June 15, 2014.

(d)           Option Exercises and Stock Vested

No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2010.  Additionally, no stock awards vested in favor of the named executive officers during the fiscal year ended December 31, 2010.

(e)           Pension Benefits and Non-Qualified Deferred Compensation

The Corporation does not sponsor, and is not obligated to provide, any benefits under any defined benefit or non-qualified deferred compensation plan.  The Corporation does provide a limited matching contribution under the 401(k) Plan, as explained in “Compensation Discussion and Analysis” above.

(f)           Potential Payments upon Termination or Change-in-Control

For information on severance to which the named executive officers may be entitled upon termination of employment or in connection with a change of control, see the subsection entitled “Termination and Change-of-Control Agreements” in the Compensation Discussion and Analysis section above.

Upon termination of employment, an employee is entitled to receive the dollar value of accrued vacation leave but not medical leave.  As of December 31, 2010, each of the named executive officers would have been entitled upon termination of employment to receive the following dollar amount in exchange for accrued, but unused vacation leave:

Name	Accrued Vacation Leave ($)
Terry M. Copeland, President, Chief Executive Officer and Director	18,331
John C. Fallini, Chief Financial Officer	9,253
Bruce J. Sabacky, Vice President & Chief Technology Officer	51,923
Stephen Balogh, Vice President Human Resources	1,365
Daniel Voelker, Vice President Engineering and Operations	9,069

Compensation of Directors

The following table presents information regarding the compensation for the fiscal year ended December 31, 2010 of all persons who served as directors of the Corporation during 2010, except for Terry Copeland, President and Chief Executive officer, whose compensation is described in the previous tables:

Name	Fees Earned Or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Jon N. Bengtson	53,000	53,323	Nil	Nil	Nil	Nil	106,323
Hossein Asrar Haghighi	25,000	53,323(4)	Nil	Nil	Nil	Nil	78,323
George E. Hartman	31,000	53,323	Nil	Nil	Nil	Nil	84,323
Pierre Lortie	107,000	53,323	Nil	Nil	Nil	Nil	160,323
Robert van Schoonenberg	53,000	53,323	Nil	Nil	Nil	Nil	106,323
Alexander Lee	29,000	53,323(4)	Nil	Nil	Nil	Nil	82,323

(1)
During 2010, the Corporation paid all directors who are not employees of the Corporation a fee of $6,250 per quarter. In addition, directors who are not employees and provide service in the following positions received the following additional fees:

Position	Additional Compensation
Chairman of the Board	$4,000 per quarter
Audit Committee Chair	$3,000 per quarter
Compensation, Governance and Nominating Committee Chair	$2,000 per quarter
Audit Committee	$1,500 per quarter
Compensation, Governance and Nominating Committee	$1,000 per quarter
Other Committee Chair or Member	Determined upon formation of committee

The Corporation formed a special committee to evaluate, oversee and negotiate the Common Share Issuance.  As compensation for services rendered while serving on such committee, members of such committee were paid $8,000 and the chair of such committee was paid $60,000.

No amounts were paid to Dr. Copeland in 2010 in his capacity as a director.

(2)
Historically, the Corporation issues either restricted stock or stock options to the Directors at their option based on a pre-approved dollar amount annually after the annual meeting is held.  The dollar amount of the annual grant is determined and approved by the Compensation, Nominating, and Governance Committee and was $53,323 for 2010.  The amounts in column (c) represents the grant date fair value of the 2010 stock awards calculated in accordance with FASB ASC Topic 718.

(3)
Directors of the Corporation and its subsidiaries are also entitled to participate in the 1998 Plan and the 2005 Plan.  An aggregate of 527,006 stock awards and option awards were outstanding and held by directors as of December 31, 2010 (as adjusted for the Consolidation).   The number of option awards outstanding as of December 31, 2010 for each of the directors actively serving as of December 31, 2010 is as follows:  Mr. Hartman – 18,750 options and Mr. Lortie – 9,166 (as adjusted for the Consolidation).  Mr. Bengtson, Mr. Haghighi, Mr. Lee, and Mr. van Schoonenberg have no options outstanding.

(4)
As an employee of Al Yousuf LLC, each of Mr Haghighi and Mr. Lee assign any common shares subject to options or common share awards earned in connection with their respective Director’s seat to Al Yousuf LLC.  As such, Mr Haghighi and Mr. Lee do not have voting or disposition rights over the common shares awarded to him.

Audit Committee and Audit Committee Report

Audit Committee

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which may be found on the Corporation’s website under the heading “Investors” and is attached hereto as Appendix B.  A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc., 204 Edison Way, Reno, Nevada 89502, U.S.A.

Currently, the Audit Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the NASDAQ listing standards and National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”).  From January 2010 through May 23, 2010 the Audit Committee was comprised of Robert van Schoonenberg (Chair), Jon Bengtson, George Hartman and Pierre Lortie.  Since May 24, 2010 the Audit Committee is comprised of Jon Bengtson (Chair), Robert van Schoonenberg, George Hartman and Pierre Lortie.  The Audit Committee held one meeting in person and four meetings via conference call during the fiscal year ended December 31, 2010.  The members of the Audit Committee were in attendance at each meeting except that Mr. Lortie was unable to attend one meeting.

If the Common Share Issuance is completed, Pierre Lortie, Alexander Lee and Sean Shao are expected to be members of the Audit Committee.

The Board has determined in its business judgment that each member of the Audit Committee satisfies the requirements with respect to financial literacy set forth in NASDAQ Rule 4350(d)(2)(A)(iv) and applicable Canadian securities laws; and the Board has determined than Jon Bengtson is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act, is independent under Rule 10A-3(b)(1)(ii) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are, as a result of their past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

The Audit Committee’s responsibility is to assist the Board in its oversight of (a) the quality and integrity of the Corporation’s financial reports, (b) the independence and qualifications of the Corporation’s independent auditor, and (c) the compliance by the Corporation with legal and regulatory requirements.  Management of the Corporation has the responsibility for the Corporation’s financial statements as well as the Corporation’s financial reporting process, principles and internal controls.  The Corporation’s independent public accounting firm is responsible for performing an audit of the Corporation’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

If the Common Share Issuance is completed and there is a change in our Board, this change will not affect the Audit Committee’s role and operations.  The charter of the Audit Committee will be amended at the time of Closing in order to eliminate the existing cap on the number of audit committees of other companies on which its members can serve.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2010 with management and with the independent public accounting firm.  The Audit Committee has discussed with the independent public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  In addition, the Audit Committee has received the written disclosures and the letter from the independent public accounting firm required by applicable requirements of the Public Corporation Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm the independent auditor’s independence.

The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Corporation is compatible with maintaining the auditors’ independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence.  As such, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements fairly present the Corporation’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations.  Each member of the Audit Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which the Audit Committee receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent public accounting firm as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Corporation.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

AUDIT COMMITTEE

Jon Bengtson, Chair
Robert van Schoonenberg
George Hartman
Pierre Lortie

April 4, 2011

Meetings of Directors and Attendance at Shareholders Meetings

During the year ended December 31, 2010, the Board held six meetings in person and eight meetings via conference call.  Attendance at the meetings is summarized in the following table:

Board Member	Board Meetings Attended	Committee Meetings Attended	% of Board and Committee Meetings Attended

Jon N. Bengtson	13	5 of 5 AC 6 of 6 CC	96%
Terry Copeland	14	N/A	100%
Hossein Asrar Haghighi	14	N/A	100%
George Hartman	14	5 of 5 AC	100%
Alexander Lee	13	5 of 6 CC	90%
Pierre Lortie (1)	14	4 of 5 AC 1 of 1 CC	95%
Robert van Schoonenberg	13	5 of 5 AC 6 of 6 CC	96%

AC – Audit Committee
CC - Compensation, Nominating and Governance Committee
N/A – Not applicable

(1)  No longer served on the Compensation Committee after May 2010.

In addition, the Board considered and acted on certain matters throughout the year by executing consent resolutions as required.

The Corporation does not have a policy with respect to the attendance of shareholder meetings by directors.  All members of the Board serving as of May 24, 2010 attended the 2010 annual shareholders meeting.

Compensation Policies and Practices Relating to Risk Management

The Compensation, Nominating and Governance Committee has reviewed the Corporation compensation program as it relates to all of the Corporation’s full-time employees and believes there is no material risk in the program.  As a matter of best practice, the Compensation Nominating and Governance Committee continues to monitor our compensation program to ensure that it continues to align the interests of our employees with those of our long-term stockholders while avoiding unnecessary or excessive risk.

Board Leadership Structure and Role in Risk Oversight

The Board believes that different people should hold the positions of chairman of the Board and CEO to aid in the Board’s oversight of management.  Mr. Lortie currently serves as the Chairman of our Board of Directors in a non-executive capacity.  As the Chairman of the Board of Directors, Mr. Lortie has a number of responsibilities, which include setting board meeting agendas in collaboration with the CEO, presiding at Board meetings, executive sessions and the annual stockholders’ meeting, assigning tasks to the appropriate committees, and ensuring that information flows openly between management and the Board.  The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

At the closing of Common Share Issuance, the new Board will meet to conduct its business.  There is no guarantee that Mr. Lortie will continue as the Chairman of the Board, as a new individual will be selected at that time.

The Board is actively involved in assessing and managing risks that could affect the Corporation.  The Board’s mandate calls for the Board to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of the Corporation’s business, and the implementation by management of appropriate systems to deal with such risks.  The Board fulfills these responsibilities either directly, through delegation to committees of the Board, or, as appropriate, through delegation to individual directors.

When the Board determines to delegate any risk management oversight responsibilities, typically such delegation is made to the standing committees of the Board.  The Audit Committee would typically be tasked with oversight of risks to the Corporation such as those relating to the quality and integrity of the Corporation’s financial reports, the independence and qualifications of the Corporation’s independent auditor and inquiries regarding allegations of ethical, financial and legal issues.  The Compensation, Governance and Nominating Committee would typically be tasked with overseeing risks such as relating to employment policies, the Corporation’s compensation and benefits systems, the identification and recommendation of individuals qualified to become directors, management of the Corporation and succession planning.  Each of these committees satisfies its oversight responsibilities through regular reports from officers of the Corporation responsible for each of these risk areas, regular meetings to discuss and analyze such risks, and, when necessary, consultation with outside advisors.

Following the Closing, the Corporation will be a “Controlled Company” under NASDAQ Rule 5615(c).  As a result, the Corporation is exempt from, and will no longer comply with, the majority independent board requirement, as set forth in NASDAQ Rule 5615(b).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers, directors and persons who own more than 10% of the Corporation’s common stock to file reports concerning their ownership of common shares with the SEC and to furnish the Corporation with copies of such reports.  Based solely upon the Corporation’s review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2010 were filed with the SEC on a timely basis, except for the following: (1) Alexander Lee was required to file a Form 3 on December 28, 2009, such Form 3 was filed on February 3, 2010; (2)  Stephen A. Balogh was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (3) Terry M. Copeland was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (4) John C. Fallini was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (5) John F. Harvat was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (6) C. Robert Pedraza was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (7) Bruce Sabacky was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (8) Daniel S. Voelker was required to file a Form 4 on January 20, 2010, such Form 4 was filed on January 21, 2010; (9) Thomas P. Kieffer was required to file a Form 4 on June 4, 2010, such Form 4 was filed on June 17, 2010 and was required to file a Form 3 on June 14, 2010, such Form 3 was filed on June 17, 2010; (10) Al Yousuf LLC was required to file a Form 4 on June 23, 2010, such Form 4 was filed on July 8, 2010.

 Code of Ethics and Code of Conduct

The Corporation has adopted the Code of Ethics for Senior Executive, Financial Officers, Members of the Management Executive Committee, and Directors (the “Code of Ethics”), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Exchange Act.  The Code of Ethics is available on the Corporation’s website at www.altairnano.com under “Investors” – “Governance.”

The Corporation has adopted the Altair Nanotechnologies Inc. Code of Conduct (the “Code of Conduct”), which constitutes a code of conduct applicable to all officers, directors and employees that complies with NASDAQ Rule 4350(n).  The Code of Conduct is available on the Corporation’s website at www.altairnano.com under “Investors” – “Governance.”

Statement of Corporate Governance Practices

National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the “Guidelines”). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. National Instrument 58-101 (“NI 58-101”) of the Canadian Securities Administrators requires the disclosure by each listed corporation of its approach to corporate governance with reference to the Guidelines as it is recognized that the unique characteristics of individual corporations will result in varying degrees of compliance.

Set out below is a description of the Corporation’s approach to corporate governance in relation to the Guidelines.

1.             The Board

NI 58-101 defines an “independent director” as a director who has no direct or indirect material relationship with the corporation.  A “material relationship” is in turn defined as a relationship that could, in the view of the corporation’s Board, be reasonably expected to interfere with such member’s independent judgement.  The Board of the Corporation is currently comprised of seven members, a majority of whom the Board has determined are “independent directors” within the meaning of NI 58-101.

If the Common Share Issuance closes

If the Common Share Issuance closes, the Corporation will expand the size of our Board to nine directors, five of whom are to be designated by Canon, three of whom are to be independent directors, and one of whom is to be an executive of the Corporation.   It is anticipated that the current directors, Hossein Asrar Haghighi, George Hartman, Jon Bengtson and Robert G. van Schoonenberg will resign from the Board at the time of closing of the Common Share Issuance. Terry M. Copeland, Alexander Lee and Pierre Lortie will remain on the Board. In addition, the Corporation has determined to appoint Sean Shao to the Board as an independent director at the Closing.

Dr. Copeland is considered a non-independent director, as he is an officer of the Corporation.  Alexander Lee is appointed by, and executives of, Al Yousuf, LLC, which is an approximately 19% shareholder in the Corporation.  The Board believes that Messrs. Lee is independent despite their affiliation with a significant shareholder based on the independence from management they have exhibited at all times since appointment to the Board and its general belief that being a significant shareholder is not likely to interfere with the independence of a director’s judgment (and is likely to enhance it).

In addition to Messrs. Lee, Lortie is considered an independent director since he is independent of management and free from any material relationship with the Corporation.  The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2010, none of the independent directors have worked for the Corporation, received more than CDN. $75,000 in annual remuneration from the Corporation, excluding fees received for serving on the Board or any board committee, or had material contracts with or material interests in the Corporation which could interfere with their ability to act with a view to the best interests of the Corporation.

If the Common Share Issuance  does not close

Dr. Copeland is considered a non-independent director, as he is an officer of the Corporation.  Alexander Lee and Hossein Asrar Haghighi are appointed by, and executives of, Al Yousuf, LLC, which is an approximately 19% shareholder in the Corporation.  The Board believes that Messrs. Lee and Haghighi are independent despite their affiliation with a significant shareholder based on the independence from management they have exhibited at all times since appointment to the Board and its general belief that being a significant shareholder is not likely to interfere with the independence of a director’s judgment (and is likely to enhance it).

In addition to Messrs. Lee and Haghighi, Messrs. Bengtson, Hartman, van Schoonenberg and Lortie are considered independent directors since they are all independent of management and free from any material relationship with the Corporation.  The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2010, none of the independent directors have worked for the Corporation, received more than CDN. $75,000 in annual remuneration from the Corporation, excluding fees received for serving on the Board or any board committee, or had material contracts with or material interests in the Corporation which could interfere with their ability to act with a view to the best interests of the Corporation.

The Board believes that it functions independently of management. To enhance its ability to act independent of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate.  The Board held two meetings of the non-management directors in the absence of members of management during the fiscal year ended December 31, 2010.  Mr. Lortie, Chairman of the Board, generally acts as the chairman during meetings of the non-management directors.

Mr. Lortie currently serves as the Chairman of our Board in a non-executive capacity.  As the Chairman of the Board, Mr. Lortie has a number of responsibilities, which include setting board meeting agendas in collaboration with the CEO, presiding at Board meetings, executive sessions and the annual stockholders’ meeting, assigning tasks to the appropriate committees, and ensuring that information flows openly between management and the Board.

The Board and its committees met throughout the year on a set schedule, held special meetings and acted by written consent from time to time as appropriate.

Additional information concerning meetings of the Board held in fiscal 2010 is set forth above under the heading “Meetings of the Directors and Attendance at Shareholders Meeting.”

Mr. Lortie currently serves as a director of Group Canam (TSX-V: CAM), a company that designs and fabricates construction products and solutions, a director of Consolidated Thompson Iron Mines Ltd. (TSX: CLM), an iron ore mining company, and a director of Tembec Inc (TSX: TMB), a large, diversified and integrated forest products company.  Mr. van Schoonenberg serves as a director of Guidance Software, Inc. (NASDAQ: GUID), a forensic data acquisition and analysis software company; a director of Ryland Group, Inc. (NYSE:RYL), a homebuilder and mortgage lending company; and a director of Premiere Entertainment LLC, a private broadcast production company specializing in live red carpet event coverage, music events and product launches for internet exhibition, satellite distribution and cell phone licensing.

2.             Board Mandate

The Board has a mandate to set the strategic direction of the Corporation and to oversee its implementation by management of the Corporation.  A copy of the Board mandate is set forth in Appendix C to this Circular, and a copy may also be found on the Internet at http://altairannualmeeting.com.

3.             Position Descriptions

Given the current size of the Corporation’s infrastructure and the existence of a limited number of executive officers and seven directors, the Board does not feel that it is necessary at this time to formalize position descriptions or corporate objectives for any of the Chairman of the Board, Chairmen of committees of the Board, or the President and Chief Executive Officer in order to delineate their respective responsibilities.  Accordingly, the roles of the executive officers of the Corporation are delineated on the basis of the customary practice.

4.             Orientation and Continuing Education

Although the Corporation currently has no formal orientation and education program for new Board members, sufficient information (such as recent annual reports, prospectus, proxy solicitation materials and various other operating and budget reports) is provided to any new Board member to ensure that new directors are familiarized with the Corporation’s business and the procedures of the Board. In addition, on at least an annual basis, the Board is given a presentation by an attorney or other professional regarding their role, responsibilities and obligations.  In addition, new directors are encouraged to visit and meet with management on a regular basis.  The Corporation also encourages continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Corporation.

5.             Ethical Business Conduct

The Board has adopted a formal code of conduct and code of ethics.  See “Code of Conduct and Code of Ethics” above.  In order to ensure compliance with the Code of Conduct and Code of Ethics, and to ensure that directors exercise independent judgement, the Audit Committee has assumed responsibility for approving transactions involving the Corporation and any “related party” (as that term is defined in Multilateral Instrument Rule 61-101), except for decisions related to compensation, which are approved by the Compensation, Nominating and Governance Committee.  The full Board is responsible for monitoring the Corporation’s compliance with strategic planning matters, implementing a process for assessing the effectiveness of committees of directors and individual directors, and reviewing changes in or additions to compliance policies, standards, codes and programs, as well as applicable legislation.

6.             Nomination of Directors

The Board has established a Compensation, Nominating and Governance Committee, which has assumed the responsibility for identifying new candidates for Board nomination.  See “Nominating Committee” above.

7.            Compensation

The Board has established a Compensation, Nominating and Governance Committee, which has assumed the responsibility for making recommendations to the Board on compensation related matters.  See “Composition of the Compensation Committee” and “Compensation Committee Report on Executive Compensation” above.  Director compensation is evaluated using the same process as the Corporation’s total compensation (see “Determination of Compensation” beginning on page 32).

8.           Committees

In addition to the Audit Committee, another committee was formed in July 2010 to support the Canon financing transaction called the Special Negotiating Committee. The members of this committee are Alex Lee, Pierre Lortie, and Robert van Schoonenberg.

9.           Assessments

The Board assesses, on an annual basis, the contributions of the Board as a whole, the Audit Committee and Compensation, Nominating and Governance Committee, and each of the individual directors, in order to determine whether each is functioning effectively.  The Compensation, Nominating and Governance Committee has responsibility for conducting and overseeing the annual self-evaluations for the Board and reporting such results to the Board following the end of each fiscal year.  The evaluations, documented in the form of questionnaires, include peer review evaluations and are based on such objective and subjective criteria, as such committee deems appropriate.

 Interest of Informed Persons in Material Transactions

No informed person of the Corporation (within the meaning of applicable Canadian securities laws), any nominee for election as a director or any associate or affiliate thereof, has or has had any material interest in any transaction since the commencement of the Corporation’s last completed financial year, or in any proposed transaction, which has materially affected or would materially affect the Corporation.

Indebtedness of Directors and Executive Officers

There is currently no outstanding indebtedness of (i) any present or former director, executive officer or employee; or (ii) any associate of any current or former director, executive officer or employee, either owing to the Corporation or any of its subsidiaries, or owing to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Policies for Approval of Related Party Transactions

The Corporation’s Audit Committee has the authority and responsibility to review and approve any proposed transactions between the Corporation (including its subsidiaries) and any person that is an officer, key employee, director or affiliate of the Corporation (or any subsidiary), other than transactions related to the employment and compensation of such persons, which are reviewed and approved by the Compensation, Nominating and Governance Committee.

PROPOSAL NO. 5.  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Approval of the appointment of Perry-Smith LLP as the independent public accounting firm for the Corporation for the fiscal year ending December 31, 2011, and authorization of the Audit Committee to set their remuneration, is to be voted upon at the meeting.  Representatives of Perry-Smith LLP are expected to be present at the meeting but will not have an opportunity to make a statement.  Representatives of Perry-Smith LLP will be available to respond to appropriate questions.  Perry-Smith LLP was first appointed auditors of the Corporation on September 26, 2005, prior to which Deloitte & Touche LLP acted as auditors of the Corporation from 2001 to August 18, 2005.

Audit Fees.  During the fiscal years ended December 31, 2009 and 2010, the aggregate fees billed by the Corporation’s independent public accounting firm for the audits of the Corporation’s financial statements and internal controls for such fiscal years, for the reviews of the Corporation’s interim financial statements, for the review of SEC registration statements and for the issuance of comfort letters to underwriters were $216,890 and $258,745, respectively.

Audit-Related Fees.   Audit-related fees of $760 and $0 were billed in 2009 and 2010, respectively.

Tax Fees.  During the fiscal years ended December 31, 2009 and 2010, the Corporation paid fees for tax compliance, advice and planning of $85,220 and $91,040, respectively to Perry-Smith LLP.

All Other Fees.  During the fiscal years ended December 31, 2009 no other fees were incurred in connection with other matters.  During the fiscal years ended December 31, 2010, $20,340 was paid pertaining to the domestication.

Audit Committee Pre-Approval Policy.  The Audit Committee pre-approves the services provided to the Corporation by its independent public accounting firm in connection with the audit of the Corporation’s annual financial statements, the review of the Corporation’s quarterly financial statements and tax preparation and consultation.  Management is not permitted to engage its independent public accounting firm for other audit or permitted non-audit services without the case-by-case pre-approval of the Audit Committee.  The Audit Committee approved all the services provided to the Corporation by its independent public accounting firm described above.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the appointment of Perry-Smith LLP and authorization of the Audit Committee to set their remuneration.

The Board recommends a vote FOR approval of the appointment of Perry-Smith LLP as the Corporation’s independent public accounting firm for the fiscal year ending December 31, 2011 and authorization of the Audit Committee to set their remuneration.

OTHER MATTERS

Proposals of Shareholders

Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the annual meeting of the shareholders to be held in 2012, but fails to notify the Corporation of such intention prior to April 5, 2012, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

In order to be included in the proxy statement and form of proxy relating to the Corporation’s annual meeting of shareholders to be held in 2012, proposals which shareholders intend to present at such annual meeting must be received by the Secretary of the Corporation, at the Corporation’s principal business office, 204 Edison Way, Reno, Nevada 89502, U.S.A. no later than January 20, 2012.

Undertakings

Unless the Corporation has received contrary instructions, the Corporation intends to deliver only one copy of this Circular and one copy of the Annual Report for the year ended December 31, 2010 to multiple shareholders sharing the same address.  Upon written or oral request, the Corporation will provide, without charge, an additional copy of such documents to each shareholder at a shared address to which a single copy of such documents was delivered.   Shareholders at shared addresses that are receiving a single copy of such documents but wish to receive multiple copies, and shareholders at shared addresses that are receiving multiple copies of such documents but wish to receive a single copy, should contact John Fallini, Chief Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number:  (775) 858-3750.

Additional Information

A copy of this Circular has been filed with the SEC.  You may read and copy this Circular at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this Circular by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Altair Nanotechnologies Inc., that file electronically with the SEC. The address of the SEC’s Internet website is http://www.sec.gov.

Additional information relating to the Corporation is available on SEDAR at www.sedar.com.  Financial information is provided in the Corporation’s comparative financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2010.  Shareholders may contact Shaun Drake at 360 Bay Street, Suite 500, Toronto, Ontario M5H 2V6, Canada (416-361-0737), to request copies of the Corporation’s financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Incorporation by Reference

The Corporation is delivering with this Circular an Annual Report for the fiscal year ended December 31, 2010 (the “Annual Report”).  The following information from the Annual Report is incorporated into this Circular by reference: Item 7 “Management's Discussion and Analysis of Financial Condition and Results of Operations”, Item 7A “Quantitative and Qualitative Disclosures About Market Risk” and Item 8 “Financial Statements and Supplementary Data”.

Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Circular has been delivered a copy of any or all of the documents incorporated by reference herein (other than certain exhibits to such documents not specifically incorporated by reference).  Requests for such copies should be directed to:

Altair Nanotechnologies Inc.
Attn:  John Fallini, Chief Financial Officer
P.O. Box 10630
Reno, Nevada  89510-0630 U.S.A.
 (775) 858-3750

*     *     *     *     *     *     *     *     *

The contents and sending of this Circular have been approved by the directors of the Corporation.

Dated as of the 4th day of April, 2011.

ALTAIR NANOTECHNOLOGIES INC.
/s/ Terry M. Copeland
Terry M. Copeland, President and Chief Executive Officer

Appendix A

AMENDED AND RESTATED

BY-LAW NO. 1

An amended and restated by-law relating generally to the transaction of the business and affairs of

ALTAIR NANOTECHNOLOGIES INC. (the "Corporation")

INTERPRETATION

1.           General – In this by-law:

(a)           "Act" means the Canada Business Corporations Act and the regulations thereunder, as from time to time amended, and every statute or regulation (as the case may be) that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)           "Board" means the board of directors of the Corporation;

(c)           "by-laws" means any by-law of the Corporation from time to time in force and effect;

(d)           "meetings of shareholders" includes annual and special meetings;

(e)            all terms contained in the by-laws which are defined in the Act shall have the meanings given to such terms in the Act, unless the context otherwise requires;

(f)            words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter gender; words importing persons shall include bodies corporate, syndicates, partnerships, trusts and any number or aggregate of persons;

(g)            the invalidity or unenforceability of any provision in this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law; and

(h)            the insertion of headings in this by-law are for convenience of reference only and shall not affect its construction or interpretation.

DIRECTORS

2.           Indemnification and Advancement of Expenses

(a)
To the maximum extent permitted by law, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or any other individual (regardless of whether the other individual is or is not an officer or director or a former officer or director of the Corporation) who acts or acted at the Corporation's request for or on behalf of another entity as a director or officer or in any similar capacity, including action as an employee of the other entity in the capacity of an attorney, against all costs, charges and expenses reasonably incurred by the individual in respect of any threatened, pending or completed civil, criminal, administrative, investigative or other proceeding in which the individual is involved or threatened to become involved as a party, a witness or in any other fashion because of that association with the Corporation or with the other entity. If but only if a proceeding is a derivative action brought by or on behalf of the Corporation or some other entity to procure a judgement in its favour, the indemnification that is provided for in this Section 2(a) and the advancement of monies that is provided for in Section 2(c) shall require prior approval by a court of competent jurisdiction.

(b)
Regardless of Section 2(a), the Corporation shall not indemnify an individual if it is ultimately determined by a final and unappealable decision of a court of competent jurisdiction that (i) he or she did not act honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he or she acted as a director or officer or in a similar capacity at the Corporation's request, or (ii) that he or she did not have reasonable grounds for believing that his or her conduct was lawful in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.

(c)
The Corporation shall advance monies to a director, officer, employee or other indemnified individual (including any former officer or director of the Corporation) for the costs, charges and expenses of any threatened or pending proceeding that is referred to in Section 2(a) as they are incurred and before the final disposition of the proceeding as soon as the Corporation receives an unsecured conditional personal promissory note obligating the individual who is entitled to receive the advanced monies to repay them if it is ultimately determined by a final and unappealable decision of a court of competent jurisdiction that the individual must repay the advances because he or she did not satisfy the conditions for indemnification that are set forth in Section 2(b). An individual's right to advancement of monies under this Section 2(c) is separate and independent of his or her ultimate right to indemnification under Section 2(a), and no preliminary determination that he or she will ultimately be entitled to indemnification shall be required before the advances required by this Section 2(c) must be made to him or her by the Corporation. For purposes of the advances required by this Section 2(c), there shall be a presumption that the individual receiving advanced monies satisfied or satisfies the conditions for indemnification that are set forth in Section 2(b) and the presumption shall continue to apply unless and until it is determined by a final and unappealable decision of a court of competent jurisdiction that the individual does or did not satisfy the conditions for indemnification that are set forth in Section 2(b).

(d)
For purposes of Section 2(a) related to indemnification and Section 2(c) related to the advancement of monies, the words "costs, charges and expenses" (collectively referred to as "Expenses") shall be broadly construed and shall include Expenses actually and reasonably paid or incurred in connection with the establishment, confirmation, approval, or enforcement of any right to indemnification or advancement of monies under these by-laws as well as Expenses paid or incurred in connection with the prosecution of any claim, counterclaim, or affirmative or other defense in or the investigation, conduct, settlement or appeal of any proceeding that is referred to in Section 2(a). To the maximum extent permitted by law, Expenses shall include amounts paid in settlement, judgements, fines penalties and other liabilities of every kind and character. Expenses shall also include, without limitation (i) attorney's fees, (ii) the fees of any expert witness, investigator, or other individual who is employed by or acting at the request of an attorney, (iii) filing fees and any other costs imposed by or paid to a court or other agency or tribunal, (iv) amounts paid or incurred in connection with the taking, reporting, and transcription of depositions, (v) witness fees and mileage, (vi) amounts paid or incurred for computerized legal or factual research, the preparation of models, exhibits or similar materials for use at trial or otherwise, transportation, lodging, meals, long-distance telephone, telecopy, photocopying, postage, freight, and delivery service, and (vii) reasonable compensation to an individual for which he is not otherwise compensated by the Corporation or other entity for his or her time spent while engaged in the investigation, conduct, settlement, or appeal of any proceeding that is referred to in Section 2(a).

(e)
As soon as the Corporation has received the unsecured conditional personal promissory note that is required by Section 2(c), the Corporation shall advance monies to an individual who is entitled to advancement under Section 2(c) and the advances shall be made in the fashion required by this Section 2(e). Within fifteen (15) days aver the Corporation receives a written statement itemizing Expenses to be advanced from the individual who is entitled to advancement; the Corporation shall advance them by delivery to him or her of a cashier's check made payable to him or her in. the full amount of the itemized Expenses. Copies of all relevant receipts and invoices must accompany the itemized statement, but no invoice from an attorney must include information that the attorney believes is subject to the attorney-client or the solicitor-client privilege. No question by the Corporation concerning the itemized statement shall delay advancement of the full amount of Expenses itemized therein, but advancement of the Expenses by the Corporation shall not prejudice the Corporation's right to later question the accuracy or reasonableness of any itemized statement in any court of competent jurisdiction if and when the Corporation chooses to do so.

(f)
The provisions for indemnification and advancement of monies that are contained in these by-laws shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement may be entitled under the Act, other applicable law, or any agreement, vote of shareholders or directors or otherwise, both as to action in the individual's official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation or of another entity and shall inure to the benefit of the heirs and legal representatives of such a person. The rights to indemnification and advancement of monies that are contained in these by-laws shall be presumed to have been relied upon by the directors, officers, employees and agents of the Corporation or other entity and shall be enforceable as a contract right.

MEETINGS OF DIRECTORS

3.           Quorum – A quorum at any meeting of directors is:

(a)	where the articles set out the number of directors, a majority of that number; or

(b)	where the articles set out the minimum and maximum number of directors, a majority of the number of directors which then constitutes the Board.

4.           Calling of Meetings – The Board, the Chief Executive Officer, the President or any director may at any time call a meeting of the Board to be held at the time and place determined by the Board or by the person calling the meeting, as the case may be. Notice of every meeting so called shall be given to each director not less than 2 days (exclusive of Saturdays, Sundays and days on which banks generally are closed for business in the Province of Ontario) before the day on which the meeting is to be held.

5.           Chair – The Chairperson or, if none, or in the Chairperson's absence from a meeting of the Board, the Chief Executive Officer, the President or, if none, or in the Chief Executive Officer and President's absence, a director chosen by the directors present shall chair each meeting of the Board.

6.           First Meeting of New Board – If a quorum of directors is present, each newly elected Board may hold its first meeting immediately following the meeting of shareholders at which such Board was elected, without notice.

7.           Votes to Govern – Unless otherwise required by the articles or by law, at all meetings of the Board, every question shall be decided by a majority of the votes cast on the question. In the case of an equality of votes, the chair of the meeting shall have a casting vote.

OFFICERS

In addition to any officers that may be appointed and the respective powers and duties given to such officers, the following officers of the Corporation, if appointed, shall have the following powers and duties:

8.           Chairperson – Subject to the authority of the Board, the Chairperson, if one is appointed, shall have such powers and duties as are specified by the Board and, when present, shall chair all meetings of the Board and all meetings of shareholders.

9.           President – Subject to the authority of the Board and subject to the duties imposed upon the Chairperson, if one is appointed, the President, if one is appointed, shall be responsible for the general supervision of the business and affairs of the Corporation.

10.           Secretary – Subject to the authority of the Board, the Secretary, if one is appointed, shall:

(a)	give or cause to be given all notices required to be given to shareholders, directors, auditors and members of committees; and

(b)	attend all meetings of directors, shareholders and committees and enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings.

The Secretary may delegate all or part of the Secretary's duties to a nominee from time to time.

DOCUMENTS AND CONTRACTS

11.           Execution of Instruments – Deeds, transfers, assignments, contracts and any other documents of the Corporation shall be signed by any of the Chief Executive Officer, the president a vice-president, the Chief Financial Officer or a director. Notwithstanding any provision to the contrary contained in the by-laws, the Board may at any time or times direct the manner in which and the person or persons by whom any particular deed, transfer, assignment, contract or other document, or any class of deeds, transfers, assignments, contracts or other documents, shall be signed.

MEETINGS OF SHAREHOLDERS

12.           Notice – Notice of the time and place of a meeting of shareholders shall be sent not less than 10 days before the meeting.

13.           Meetings Held By Electronic Means – If the directors or shareholders of the Corporation call a meeting of shareholders, those directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

14.           Quorum – A quorum of shareholders for the transaction of business is present at a meeting of shareholders if not less than 33 1/3 of the shares entitled to vote at the meeting are present in person or represented by proxy.

15.           Chair – The Chairperson or, if none is appointed, or in the Chairperson's absence from a meeting of shareholders, the Chief Executive Officer or President shall chair all meetings of shareholders. If there is no Chairperson, President or Chief Executive Officer, or if none of them is present within 15 minutes after the time appointed for holding the meeting, the persons present at the meeting and entitled to vote thereat shall vote to appoint one of their number to be the chair of the meeting.

16.           Persons Entitled To Be Present – The only persons entitled to attend a meeting of shareholders are those entitled to vote thereat, the members of the Board, the auditor of the Corporation, if any, and any others who are entitled or required under any provision of the Act or the by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

17.           Scrutineers – At each meeting of shareholders, one or more scrutineers may be appointed to serve at the meeting by a resolution of the meeting or by the chair of the meeting with the consent of the meeting. Such scrutineers need not be shareholders of the Corporation.

18.           Voting

(a)
Whenever a vote by a show of hands has been taken upon a question, every person present and entitled to vote has one vote. Unless a ballot is demanded, a declaration by the chair of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting is prima facie evidence of the fact, without proof of the number or proportion of the votes recorded in respect of the question. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.

(b)
Upon a ballot, each shareholder who is present or represented by proxy is entitled, in respect of the shares which the shareholder is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles in respect of those shares.

19.           Votes To Govern – Unless otherwise required by the articles or by law, at all meetings of shareholders, every question shall be decided by the majority of the votes cast on the question. In the case of an equality of votes either by show of hands or by ballot, the chair of the meeting shall have a casting vote.

20.           Adjournment – The chair of the meeting may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting of shareholders from time to time and from place to place.

SHARES

21.           Enforcement of Liens – In the event that any shareholder (the "Defaulting Shareholder") defaults in the payment of any interest and/or principal due in respect of any indebtedness owing by such shareholder to the Corporation  (the "Debt") when the same becomes due and payable and continues in such default for a period of 30 days after notice in writing thereof has been given by the Corporation to such shareholder:

(a)
the Corporation may sell all or any part of the shares then registered in the name of the Defaulting Shareholder (the "Subject Shares") at a bona fide public or private sale or auction.  The terms and manner of auction or sale shall be at the sole discretion of the Corporation.  The Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether cash or credit or partly cash and partly credit, as it in its discretion considers advisable.  Notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least 15 days prior to the date on which such sale is to be held.  The proceeds of such sale shall be used and applied firstly to the cost and expense of such sale incurred by the Corporation, including security transfer taxes and legal fees, secondly to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale, and thirdly for the payment in full of the Debt and other sums due to the Corporation from the Defaulting Shareholder.  The balance of the proceeds, if any, shall be paid to the Defaulting Shareholder.  If the proceeds of the sale are insufficient to pay the Debt, the Defaulting Shareholder shall remain liable to the Corporation for any such deficiency;

(b)	the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Subject Shares in repayment of the Debt;

(c)	where the Subject Shares are redeemable pursuant to the articles, the Corporation may redeem all or part of the Subject Shares and apply the redemption price to the Debt;

(d)	the Corporation may refuse to register a transfer of all or part of the Subject Shares until the Debt is paid; and

(e)
in exercising one or more of the rights granted in this by-law, the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

PAYMENTS BY CORPORATION

22.           Dividends – A dividend payable in cash shall be paid by cheque to the order of each registered holder of shares of the class in respect of which such dividend has been declared as at the record date for the determination of shareholders entitled to receive such dividend and shall be delivered to each such holder or mailed by ordinary mail, postage prepaid, to such holder at its last address appearing on the central securities register of the Corporation. In the case of joint holders the cheque shall be made payable to the order of all of such joint holders and, if more than one address appears on the central securities register of the Corporation in respect of such joint holding, the cheque shall be delivered or mailed to the first address so appearing. The mailing or delivery of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque is not paid at par in Canadian funds on due presentation at the municipality in which the registered office of the Corporation is situate or at any other place where it is by its terms payable. In the event of non-receipt of any dividend cheque by the person to whom it is mailed or delivered as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount upon being furnished with such indemnity and evidence of non-receipt as the Board may from time to time prescribe, whether generally or in any particular case.

NOTICE

23.           Notice to Joint Shareholders – All notices with respect to any shares registered in more than one name may, if more than one address appears on the books of the Corporation in respect to such joint holding, be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all of the holders of such shares.

24.           Omissions and Errors – The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

SHAREHOLDERS' AGREEMENT

25.           Conflicting Provisions – Notwithstanding anything contained in the by-laws, the provisions of the by-laws shall be amended to the extent necessary to give effect to the provisions of any shareholders' agreement in force between the Corporation and its shareholders, and to the extent that there is any conflict between the provisions of the by-laws and any such shareholders' agreement, the provisions of such shareholders' agreement shall prevail.

Appendix B

ALTAIR NANOTECHNOLOGIES INC.

AUDIT COMMITTEE CHARTER

I.              COMMITTEE’S PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) performance of the Company’s internal and independent public accounting firm, and (5) the business practices and ethical standards of the Company.  The Committee is also directly responsible for (a) the appointment, compensation, retention and oversight of the work of the Company’s independent public accounting firm, and (b) the preparation of the report that the Securities and Exchange Commission (“Commission”) requires to be included in the Company’s annual proxy statement.  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles.  These are the responsibility of management and the independent auditor.

II.            COMMITTEE MEMBERSHIP

Independence. The Committee shall consist of three or more members of the Board of Directors, each of whom shall be independent. Independence shall be determined as to each member by the full board. To be considered independent, each Committee member must meet the independence requirements applicable to Audit Committees of companies listed on the NASDAQ Stock Market (“NASDAQ”) under NASDAQ rules and the securities laws of the United States and Canada, and rules promulgated there under (the “Securities Laws”). Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Financial Literacy.   All members of the Committee shall be financially literate, as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee, and at least one member of the Committee shall be an audit committee financial expert, as determined in the judgment of the Board with reference to the Securities Laws and NASDAQ rules.

III.           COMMITTEE COMPOSITION

The members of the Committee shall be nominated by the Compensation, Nominating and Corporate Governance Committee and appointed by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified.  The Board may remove any member of the Committee at any time.

Chairman. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of all the Committee members.

IV.           MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances dictate. Meetings may be in person or by telephone as needed to conduct the business of the Committee.  The Committee may take action by the unanimous written consent of the members in the absence of a meeting.  The Committee shall meet periodically with management, the internal auditors and the independent auditor is separate executive sessions.

V.           AUTHORITY AND RESPONSIBILITY OF THE COMMITTEE

The Audit Committee shall have the authority (1) to exercise all powers with respect to the appointment, compensation, retention and oversight of the work of the independent auditor for the Company and its subsidiaries, (2) to retain special legal, accounting or other consultants to advise the Committee and to pay the fees of such advisors and (3) to determine the amount of funds it needs to operate and direct the CFO make such funds available.  As part of its oversight role, the Committee may investigate any matter brought to its attention, with the full power to retain outside counsel or other experts for this purpose.  Unless special circumstances require the fact or terms of any engagement or appointment made by the Committee to be kept confidential from the Chief Financial Officer, the Committee shall promptly notify the Chief Financial Officer of the fact and terms of any appointment or engagement, and provide copies of related agreements, and shall cause all invoices to be forwarded to or at the direction of the Chief Financial Officer promptly following receipt.  Confidential portions of any agreement or invoice may be redacted.  The Audit Committee may request any officer of employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.  Without limiting the generality of the foregoing, the Audit Committee shall:

Financial Statements and Disclosure Matters

1.
Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy  of internal controls that could materially affect the Company’s financial statements.  In addition, the review shall include the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  Based on the annual review, the Audit Committee shall recommend inclusion of the financial statements in the Annual Report on Form 10-K to the Board.

2.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

3.	Review and discuss reports from the independent public accounting firm on:

A.	Critical accounting policies and practices to be used.

B.
Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

C.	Other material written communications between the independent auditor and management, such as any management letter.

4.
Discuss with management the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally consisting of discussing the types of information to be disclosed and the types of presentations to be made.  In its discretion, the Committee may adopt policies requiring specific reviews and approvals with respect to press releases, SEC reports and other disclosures, whether or not financial in nature.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of significant regulatory and accounting initiatives as well as off-balance sheet structures.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.
Review with the independent auditor any audit problems or difficulties and management responses, including but not limited to (1) any restrictions on the scope of the auditor’s activities, (2) any restrictions on the access of the independent auditor to requested material, (3) any significant disagreements with management and (4) any audit differences that were noted or proposed by the auditor but for which the Company’s financial statements were not adjusted (as immaterial or otherwise).  The Committee will resolve any disagreements between the auditors and management regarding financial reporting.

8.
Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and internal controls over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.	Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 - Communication with Audit Committees.

10.	Prepare the Audit Committee report that the Commission requires to be included in the Company’s annual proxy statement and review the matters described in such report.

11.
Obtain from management the annual report on internal controls over financial reporting required by governing rules, as well as the independent auditor’s attestation report on management’s assessment of internal controls over financial reporting.

Responsibility For The Company’s Relationship With The Independent Auditor

12.
Be solely responsible for the appointment, compensation, retention and oversight of the work of the independent public accounting firm employed by the Company.  The independent auditor shall report directly to the Audit Committee.  If the appointment of the independent public accounting firm is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent public accounting firm.

13.
Review, at least annually, the qualifications, performance and independence of the independent auditor.  In conducting such review, the Committee shall obtain and review a report by the independent auditor describing (1) the firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any formal investigation by governmental or professional authorities regarding services provided by the firm which could affect the financial statements of the Company, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company that could be considered to bear on the auditor’s independence.  This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners in accordance with Commission rules and the securities laws.  In addition, the Committee shall consider the advisability of regularly rotating the audit firm in order to maintain the independence between the independent auditor and the Company.

14.
Approve in advance any audit or permissible non-audit engagement or relationship between the Company and the independent public accounting firm.  The Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services.  The Committee hereby delegates to the Chairman of the Committee the authority to approve in advance all audit or non-audit services to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting.

15.
Meet with the independent auditor prior to the audit to review the planning and staffing of the audit including the responsibilities and staffing of the Company’s internal audit department personnel who will assist in the audit.

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17.
Ensure its receipt from the independent public accounting firm of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

Oversight Of The Company’s Internal Audit Function

18.	Review the appointment and replacement of the senior internal auditing executive or functional outside equivalent.

19.	Review the activities and organizational structure of the internal auditing function and the significant reports to management prepared by the internal auditing department and management’s responses.

20.	Discuss with the independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit department.

21.	Obtain from the independent auditor assurance that Section 10A (b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

22.
Obtain reports from management and the Company’s internal auditing function that the Company is in conformity with applicable legal requirements and the Company’s Code of  Conduct and its Code of Ethics for Senior Executives, Financial Officers and Members of the Management Executive Committee (the “Codes”).  Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Codes.

23.
Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Also, the Committee shall maintain the Anonymous Reporting Hotline for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting, internal controls or auditing matters.

24.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

25.
Review at least annually legal matters with the Company’s General Counsel that may have a material impact on the financial statements, the Company’s compliance policies, including but not limited to the Foreign Corrupt Practices Act, and any material reports or inquires received from regulators or governmental agencies.

Review of Related Party Transactions

26.
Review and approve (or decline to approve) any proposed transactions between the Company (including its subsidiaries) and any person that is an officer, key employee, director or affiliate (as defined by NASDAQ) of the Company (or any subsidiary), other than transactions that related to the employment and compensation of such persons and are within the scope of the charter of the Compensation, Nominating and Governance Committee Charter. Review disclosures required to be made under the securities laws of insider and affiliated party transactions.

Other

27.
Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent public accounting firm or the performance of the internal audit function.

28.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

29.	Perform an annual performance self-evaluation.

COMMITTEE OPERATIONS

The Committee shall meet in person or telephonically at a time and place determined by the Chairman of the Committee, with further meeting to occur, or actions to be taken by unanimous written consent, when deemed appropriate or desirable by the Committee Chairman.  A majority of the Committee members shall constitute a quorum for the transaction of business.  The action of a majority of those present at a meeting when a quorum is present will constitute the actions of the Committee.   The Secretary of the Company, or his or her designee, will keep minutes of all Committee meetings, which will be distributed to all members of the Board.  Prior to each meeting, a preliminary agenda will be prepared by either the Secretary or the Chairman of the Committee.  The Chairman of the Committee will make the final decision regarding the agenda.  The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as reasonably practicable.  The Committee shall have such resources and authority as it deems desirable or appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal or external legal, human resource, accounting or other experts, advisors or consultants, without seeking approval of the Board or management.  Such independent advisors may be the regular advisors of the Company.  The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

Appendix C

Mandate of the Board of Directors

The Board of Directors (the “Board”) of Altair Nanotechnologies Inc. (the “Company”) will oversee the governance of the Company’s business.

Directors shall exercise their judgment in a manner consistent with their fiduciary duties.  In particular, directors are required to act honestly and in good faith, with a view to the best interests of the Company and its shareholders and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Responsibilities

The Board discharges its responsibilities directly, through delegation to committees of the Board and, as appropriate, through delegation to individual directors.

The Board’s responsibilities, to be discharged directly, through delegation to committees of the Board and, as appropriate, through delegation to individual directors shall include:

Oversight of Management

•
Participating in the selection, appointment, development, evaluation and compensation of the Chief Executive Officer (“CEO”) and other senior officers directly and through the Compensation and Nominating Committee.

•
Promoting, by the actions of the Board and its individual directors, a culture of integrity throughout the Company, consistent with the Company’s Code of Conduct and Code of Ethics.  By the Board’s oversight of senior officers, the Board will encourage the CEO and other executive officers to act with integrity and to create a culture of integrity throughout the Company.

•	Periodically reviewing the Company’s Code of Conduct and Code of Ethics and making changes as appropriate.

Financial and Risk Matters

•	Overseeing the reliability and integrity of the financial statements and other publicly reported financial information, and of the disclosure principles and practices followed by management.

•	Overseeing the integrity of the Company’s internal controls and management information.

•	Reviewing and approving an annual operating budget for the Company and its subsidiaries on a consolidated basis and monitoring the Company’s performance against such budget.

•	Reviewing and approving quarterly financial statements and the release thereof by management.

•
Overseeing the Company’s controls and procedures for the preparation and dissemination of current reports and news releases in an effort to ensure that material information is disseminated in a timely and accurate fashion.

•
Periodically assessing the processes utilized by management with respect to risk assessment and risk management, including the identification by management of the principal risks of the business of the Company, and the implementation by management of appropriate systems to deal with such risks.

C-1

Business Strategy

•
Adopting a strategic planning process pursuant to which management develops and proposes, and the Board reviews and approves, significant corporate strategies and objectives, taking into account the opportunities and risks of the business.

•	Reviewing and approving all major acquisitions, dispositions and investments and all significant financings and other significant matters outside the ordinary course of the Company’s business.

Corporate Governance

•	Overseeing the development, implementation and operation of the Company’s corporate governance initiatives.

•	Taking appropriate steps to remain informed about the Board’s duties and responsibilities and about the business and operations of the Company.

•	Ensuring that the Board receives from senior officers the information and input required to enable the Board to effectively perform its duties.

•	Assessing the performance of the Chairman of the Board, the Chairperson of each committee of the Board and each director.

C-2

PROXY
Altair Nanotechnologies Inc.
Annual and Special Meeting of Shareholders
on
June 23, 2011
This Proxy Is Solicited By The Board of Directors Of

Altair Nanotechnologies Inc.

The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Terry M. Copeland, President, or failing him, John Fallini, Chief Financial Officer, or instead of either of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 23rd day of June 2011 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date 45 days before the date on which the Corporation first mailed proxy material to shareholders and in such manner as such nominee in his judgement may determine.

A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy.  Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received by the transfer agent of the Corporation at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

The nominees are directed to vote the shares represented by this proxy as follows:

(1)
To consider and, if thought fit, to approve an increase in the number of authorized shares under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan from 2,250,00 to 7,250,000 shares if the Common Share Issuance closes or from 2,250,000 to 4,750,000 if the Common Share Issuance does not close:

□ FOR	□ WITHHOLD

(2)	To approve certain changes to our Articles of Continuance:

□ FOR	□ WITHHOLD

(3)	To approve certain changes to our By-laws:

□ FOR	□ WITHHOLD

(4)
To elect nine directors if the Common Share Issuance is completed at the time of the Meeting or elect seven directors if the Common Share Issuance is not completed at the time of the Meeting, each to serve until the next annual meeting of shareholders of the Corporation or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the By-laws of the Corporation (Proposal No. 4 in the Notice of Meeting):

If Common Share Issuance is completed at the time of the Meeting:

□           FOR all nominees listed (except as marked to the contrary).

□           WITHHOLD AUTHORITY to vote for all nominees listed.

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Yincang Wei	Guohua Wei	Liming Zou
Guohua Sun	Pierre Lortie	Alexander Lee
Terry M. Copeland	Jun Liu	Sean Shao

If Common Share Issuance isnot completed at the time of the Meeting:

□           FOR all nominees listed (except as marked to the contrary).

□           WITHHOLD AUTHORITY to vote for all nominees listed.

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Jon N. Bengtson	Hossein Asrar Haghighi	George E. Hartman
Alexander Lee	Pierre Lortie	Robert G. van Schoonenberg
Terry M. Copeland

(5)
PROPOSAL TO APPOINT INDEPENDENT PUBLIC ACCOUNTING FIRM, to appoint Perry-Smith LLP as independent public accounting firm of the Corporation for the fiscal year ending December 31, 2011 and to authorize the Audit Committee of the Board to fix their remuneration (Proposal No. 5 in the Notice of Meeting):.

□ FOR	□ WITHHOLD

(6)
At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date 45 days before the date on which the Corporation first mailed proxy materials to shareholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE MEETING AND, WHERE A SHAREHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOUR OF THE CONSOLIDATION RESOLUTION, IN FAVOUR OF ALL NOMINEES OF THE BOARD AND IN FAVOUR OF THE APPOINTMENT OF AUDITORS, ALL OF WHICH ARE SET FORTH IN THE MANAGEMENT PROXY CIRCULAR, ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2011.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

(1)
This proxy must be signed by the shareholder or the shareholder’s attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

(2)	A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.

(3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.

(4)	Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting to be held on June 23, 2011.  The Corporation’s Annual Report to Shareholders and Management Proxy Circular are available on the Internet at http:// www.altairannualmeeting.com.